    As filed with the Securities and Exchange Commission on April 3, 2001


                                                         File No. 2-80743
                                                                 811-3212
                               ----------------


                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                        Post-Effective Amendment No. 22 [X]


                                      and

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY

                                  ACT OF 1940


                               Amendment No. 26  [X]


                               ----------------

                   LINCOLN NATIONAL MONEY MARKET FUND, INC.
              (Exact Name of Registrant as Specified in Charter)

             1300 South Clinton Street, Fort Wayne, Indiana  46802
              (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code (219)455-2000


                           ELIZABETH FREDERICK, ESQ.
                    Lincoln National Life Insurance Company
                              1300 S. Clinton St.
                             Fort Wayne, IN 46802
                    (Name and Address of Agent for Service)


                       Copies of all communications to


                           Joletta Charun Lauer, Esq.
                    Lincoln National Life Insurance Company
                              1300 S. Clinton St.
                             Fort Wayne, IN 46802





                         Fiscal year-end:  December 31


                               -----------------

It is proposed that this filing will become effective:

          immediately upon filing pursuant to paragraph (b)
     ---


      X   on May 1, 2001 pursuant to paragraph (b)
     ---


          60 days after filing pursuant to paragraph (a) (b)
     ---
          on _________ pursuant to paragraph (a) (1)
     ---
          75 days after filing pursuant to paragraph (a) (2)
     ---
          on _________ pursuant to paragraph (a) (2) of Rule 485.
     ---


If appropriate, check the following box:
[ ] This post effective amendment designates a new effective date for a previously filed post-effective amendment.

LINCOLN NATIONAL MONEY MARKET FUND, INC.

The fund is one of the Lincoln National Funds (funds) that sells its shares only to Lincoln National Life Insurance Co. and its affiliates (Lincoln Life). Lincoln Life holds the shares in its separate accounts to support variable annuity contracts and variable life contracts (contracts). We refer to a separate account as a variable account. Each variable account has its own Prospectus that describes the account and the contracts it supports. You choose the fund or funds in which a variable account invests your contract assets. In effect, you invest indirectly in the fund(s) that you choose under the contract.


The Prospectus discusses the information about the fund that you should know before choosing to invest your contract assets in the fund. You can find information common to all Lincoln National Funds in the General Prospectus Disclosure following the fund Prospectus.


The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this Prospectus states. This Prospectus does not offer to sell fund shares, or seek offers to buy fund shares, where it would be unlawful.

CONTENTS


SUBJECT                                      PAGE
-------------------------------------------------
Summary Description of the Fund              MM-2
Investment Strategies                        MM-2

Risks of Investment Strategies               MM-3
Investment Adviser and Portfolio Manager     MM-3
General Prospectus Disclosure -- Important
Additional Information



Prospectus
May 1, 2001

'



SUMMARY DESCRIPTION OF THE FUND


The investment objective of the Lincoln National Money Market Fund (fund) is to maximize current income while (1) maintaining a stable value of your shares (providing stability of net asset value) and (2) preserving the value of your initial investment (preservation of capital). The fund pursues this objective by investing in a diverse group of high quality short-term money market securities. These securities include obligations issued or guaranteed by the U.S. Government, obligations of U.S. financial institutions and other entities, and debt obligations issued by U.S. corporations.

The fund's investment strategy is to seek money market securities that provide the most attractive yields. As a general matter, the fund will invest (1) at most 5% of the fund's assets in the money market securities of any one issuer and (2) at most 25% of the fund's assets in the money market securities issued by companies in any one industry.

The main investment risks of choosing to invest your contact assets in the fund are as follows:

- the amount of current income generated by the fund will fluctuate based on changes in current interest rates; and
- an investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of its shares at $10.00 per share, it is possible to lose money by investing in the fund.


                                    *   *   *



The bar chart and table below provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows:


- changes in the fund's performance from year to year and


- how the fund's average annual returns for one, five and ten year periods compare with those of a broad measure of market performance.



Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUAL TOTAL RETURNS
Year                  Annual Total Return(%)
1991                                   5.79%
1992                                   3.48%
1993                                   2.76%
1994                                   3.82%
1995                                   5.67%
1996                                   5.07%
1997                                   5.13%
1998                                   5.10%
1999                                   4.62%
2000                                   6.07%


During the periods shown in the above chart, the fund's highest return for a quarter occurred in the first quarter of 1996 at: 1.62%.


The fund's lowest return for a quarter occurred in the third quarter of 1993 at:
0.67%.


The fund's 7-day yield ending December 31, 2000 was 4.69%.



AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED 12/31/00)



                                            SSB
                                            90 DAY
PERIOD BACK                 MONEY MARKET    T-BILL INDEX**
----------------------------------------------------------
1 year                        6.07%                  5.96%
5 year                        5.21%                  5.25%
10 year                       4.75%                  4.86%



**Salomon Smith Barney (SSB) 90 day Treasury Bill
  (T-Bill) Index is a widely recognized unmanaged index of short-term securities.



INVESTMENT STRATEGIES


The investment objective of the fund is to maximize current income while providing stability of the value of the fund's shares and preservation of capital. The fund intends to maintain a stable value for its shares of $10.00 per share.

The fund pursues its objective by investing in a diversified portfolio of high quality short-term money market securities that mature within one year from date of purchase. These money market obligations include:

- obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (government securities);

- obligations (including certificates of deposit, bankers' acceptances and time deposits) of any U.S. bank or other U.S. financial institution that is a member of the Federal Reserve System, the Federal Deposit Insurance Corp. (FDIC) or the Federal Savings and Loan Insurance Corp. (FSLIC), including obligations of foreign branches of those members, and of any U.S. branch of a foreign bank; and

- commercial paper and other debt obligations of U.S. corporations, including loan participation certificates.


The fund's Statement of Additional Information (SAI) provides a more detailed description of these and other money market securities that the fund may purchase.



The fund maintains a cumulative average portfolio maturity of no greater than 90 days. The fund follows an investment policy of purchasing money market securities rated in one of the top two credit rating categories of a nationally recognized statistical rating organization, or, if unrated, are judged by the fund to be of comparable quality. (See the General SAI Disclosure for the 11 funds for a description of the credit rating categories of two of these entities, Moody's Investor Service, Inc. and Standard & Poor's Corp.) The fund will invest at least 95% of its assets in (a) government securities and
(b) money market securities rated in the highest rating category, or judged by the fund to be of comparable quality.


When selecting money market securities, the fund considers the Federal Reserve Board's current policies and, for comparative purposes, the current yields and maturities of various other types of short-term debt instruments. The fund then selects individual securities based on the attractiveness of their yield and length of maturity. As a general matter, the fund invests:

- at most 5% of the fund's assets in the money market securities of any one issuer, and

- at most 25% of the fund's assets in the money market securities issued by companies in any one industry.

These limits, however, do not apply to money market securities issued by the U.S. Government, its agencies and instrumentalities. Banks (excluding foreign branches of U.S. banks or U.S. branches of foreign banks) are not considered an industry for purposes of the second limitation.

The fund intends to hold its money market securities until maturity, and to reinvest the proceeds from maturing securities into other money market securities. The fund may sell a security prior to maturity to provide needed liquidity or to improve the yield or credit quality of the portfolio.

The fund also uses other investment strategies, to a lesser degree, to pursue its investment objective. The fund's SAI describes these other investment strategies and the risks they involve.


RISKS OF INVESTMENT STRATEGIES


Investing in the fund involves interest rate risk -- the risk that the amount of income earned by the fund will vary with fluctuations in short-term interest rates. Changes in the Federal Reserve Board's monetary policy may also affect the amount of income earned by the fund, because short-term interest rates are very sensitive to these types of policy changes. In general, you should expect that (1) as short-term interest rates fall, the level of income generated by the fund will also fall and (2) similarly, as short term interest rates rise, the level of income generated by the fund will also rise.

The fund is managed with an objective of keeping the value of the fund's shares stable at $10.00 per share. However, the value of the fund's shares is neither insured nor guaranteed by the U.S. Government. Accordingly, there is no guarantee that the fund will be able to maintain the value of its shares at $10.00 per share. The fund's shares, however, are considered to be a relatively low risk investment, because the fund only purchases high quality short-term money market securities, and the fund's average portfolio maturity is no greater than 90 days.

You may consider choosing the fund for investing some portion of your contract assets (1) if you are seeking to earn current income and preserve your initial investment, and (2) as long as you are comfortable with an investment that is neither insured nor guaranteed by the U.S. Government.


INVESTMENT ADVISER AND PORTFOLIO MANAGER



The fund's investment Adviser is Delaware Lincoln Investment Advisers (DLIA). DLIA is responsible for overall management of the fund's securities investments. You can find information about DLIA in the General Prospectus Disclosure under Management of the Funds -- Investment Adviser.



Jil Schoeff Lindholm, CFA of DLIA manages the fund. Ms. Lindholm has been a Short-Term Investment Manager since 1995 and has managed the fund since October, 1997. She was a GIC Sales Executive for Lincoln Life from 1992 to 1995.
Ms. Lindholm holds a MBA from Indiana University.

THIS PAGE WAS INTENTIONALLY LEFT BLANK.

GENERAL PROSPECTUS DISCLOSURE -- IMPORTANT ADDITIONAL INFORMATION


This General Prospectus Disclosure is part of the Prospectus of:

Lincoln National Aggressive Growth Fund, Inc.
(Aggressive Growth)

Lincoln National Bond Fund, Inc. (Bond)

Lincoln National Capital Appreciation Fund, Inc.
(Capital Appreciation)

Lincoln National Equity-Income Fund, Inc.
(Equity-Income)

Lincoln National Global Asset Allocation Fund, Inc. (Global Asset Allocation)

Lincoln National Growth and Income Fund, Inc. (Growth and Income)

Lincoln National International Fund, Inc. (International)

Lincoln National Managed Fund, Inc. (Managed)

Lincoln National Money Market Fund, Inc.
(Money Market)

Lincoln National Social Awareness Fund, Inc.
(Social Awareness)

Lincoln National Special Opportunities Fund, Inc.
(Special Opportunities)

The following information applies to each fund, unless otherwise indicated.


NET ASSET VALUE


Each fund determines its net asset value per share (NAV) as of close of business (currently 4:00 p.m., New York time) on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. Each fund, determines its NAV by:

- adding the values of all securities investments and other assets,

- subtracting liabilities (including dividends payable), and

- dividing by the number of shares outstanding.

NYSE's most recent announcement states that, as of the date of this prospectus, the NYSE will be closed on New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. NYSE may also be closed on other days. The NYSE may modify its holiday schedule at any time.

A fund's securities may be traded in other markets on days when the NYSE is closed. Therefore, the fund's NAV may fluctuate on days when you do not have access to the fund to purchase or redeem shares.

Each fund (other than for the Money Market Fund) values its securities investments as follows:

- equity securities, at their last sale prices on national securities exchanges or over-the-counter, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on exchanges or over-the-counter;

- debt securities, at the price established by an independent pricing service, which is believed to reflect the fair value of these securities; and

- equity securities, debt securities and other assets for which market quotations are not readily available, fair value as determined in good faith under the authority of each fund's Board of Directors.


MONEY MARKET FUND. The Money Market Fund values its securities using the amortized cost method of valuation provided by Rule 2a-7 under the Investment Company Act of 1940, as amended. Under the Rule, the fund's NAV must fairly reflect market value.


See the General SAI Disclosure for the methodology that a fund (other than for the Money Market Fund) uses to value short-term investments, options, futures and options on futures, and foreign securities.


MANAGEMENT OF THE FUNDS


Each fund's business and affairs are managed under the direction of its Board of Directors. The Board has the power to amend the bylaws of each fund, to declare and pay dividends, and to exercise all the powers of the fund except those granted to the shareholders.


INVESTMENT ADVISER. Delaware Lincoln Investment Advisers (DLIA) is investment adviser to nine of the funds: Aggressive Growth, Bond, Capital Appreciation, Equity-Income, Growth and Income, Global Asset Allocation, International, Managed and Money Market. Vantage Investment Advisers (VIA) is investment adviser to two of the funds: Social Awareness and Special Opportunities. DLIA and VIA are both series of Delaware Management Business Trust (DMBT), a multi-series business trust registered with the Securities and Exchange Commission as an investment adviser. DMBT's address is 2005 Market Street, Philadelphia, Pennsylvania 19103. DLIA and VIA are collectively referred to in this General Prospectus Disclosure as the adviser, unless otherwise indicated.


                                                                           GPD-1

DMBT and its predecessors have acted as an investment adviser to mutual funds for over sixty years. DMBT provides investment management services to the registered investment companies of Delaware Investments Family of Funds; Delaware Pooled Trust, a no-load, open-end series; Delaware Market Neutral Equity Fund, L.P., a limited partnership; and to off-shore and on-shore collateralized bond obligation funds. DLIA, either directly or through a sub-adviser, and VIA, directly, provide portfolio management and investment advice to the funds and certain administrative services to the funds, subject to the supervision of the funds' Board of Directors.



Some of the funds using sub-advisers have names, investment objectives and investment policies that are very similar to certain publicly available mutual funds that are managed by these same sub-advisers. These funds will not have the same performance as those publicly available mutual funds. Different performance will result from many factors, including, but not limited to, different cash flows into and out of the funds, different fees, and different sizes.



Each fund pays its adviser a monthly fee for the adviser's services. The annual rate of the fee is based on the average daily net asset value of each fund, as shown in the following chart:


FUND                                             ...OF AVERAGE DAILY NET ASSET VALUE
-------------------------------------------------------------------------------------------------
Aggressive Growth                    .75 of 1% of the first $200 million; .70 of 1% of the next
                                     $200 million; .65 of 1% of the excess over $400 million
Capital Appreciation                 .75 of 1% of the first $500 million; .70 of 1% of the excess over $500 million
Equity-Income                        .75 of 1% of the first $500 million; .70 of 1% of the excess over $500 million
Global Asset Allocation              .75 of 1% of the first $200 million; .70 of 1% of the next
                                     $200 million; and .68 of 1% of the excess over $400 million
International                        .90 of 1% of the first $200 million; .75 of 1% of the next
                                     $200 million; and .60 of 1% in excess over $400 million
All other funds                      .48 of 1% of the first $200 million; .40 of 1% of the next
                                     $200 million; and .30 of 1% in excess over $400 million

--------------------------------------------------------------------------------


2000 ADVISORY FEES*
FUND                                 2000 RATIO OF THE ADVISER'S COMPENSATION TO AVERAGE NET ASSETS
---------------------------------------------------------------------------------------------------
Aggressive Growth                                                .70%
Bond                                                              .45
Capital Appreciation                                              .71
Equity-Income                                                     .72
Global Asset Allocation                                           .72
Growth and Income                                                 .31
International                                                     .80
Managed                                                           .37
Money Market                                                      .48
Social Awareness                                                  .33
Special Opportunities                                             .41



* The sub-adviser to the funds, where applicable, is paid out of the fees paid to the adviser.

--------------------------------------------------------------------------------


PURCHASE AND REDEMPTION OF FUND SHARES



Each fund sells its shares of common stock to Lincoln National Life Insurance Company (Lincoln Life), and Lincoln Life & Annuity Company of New York (LNY). Lincoln Life and LNY hold the fund shares in separate accounts (variable accounts) that support various Lincoln Life and LNY variable annuity contracts and variable life insurance contracts.



Each fund sells and redeems its shares, without charge, at their NAV next determined after Lincoln Life and LNY receives a purchase or redemption request. However, each fund redeems its shares held by Lincoln Life and LNY for its own account at the NAV next determined after the fund receives the redemption request. The value of shares redeemed may be more or less than original cost, depending on the market value of a fund's securities investments at the time of redemption.



The fund normally pays for shares redeemed within seven days after Lincoln Life and LNY receives the redemption request. However, a fund may suspend redemption or postpone payment for any period when:


- the NYSE closes for other than weekends and holidays;

GPD-2

- the SEC restricts trading on the NYSE;

- the SEC determines that an emergency exists, so that a fund's (1) disposal of investment securities, or (2) determination of net asset value, is not reasonably practicable; or

- The SEC permits, by order, for the protection of fund shareholders.


DISTRIBUTIONS AND FEDERAL INCOME TAX CONSIDERATIONS



Each fund's policy is to distribute substantially all of its net investment income and net realized capital gains each year. A fund may distribute net realized capital gains only once a year. Each fund pays these distributions to Lincoln Life and LNY for the variable accounts. The variable accounts automatically reinvest the distributions in additional fund shares at no charge.



Since the only shareholders of the funds are Lincoln Life and LNY, this General Prospectus Disclosure does not discuss the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to owners of variable annuity contracts or variable life insurance contracts (contract owners), see the prospectus for the variable account.



MANAGEMENT DISCUSSION OF FUND PERFORMANCE


Each fund's Annual Report includes the portfolio manager's discussion of the fund's performance for the previous fiscal year and the factors affecting the performance. Each fund will send you a free copy of its Annual Report on request.

                                                                           GPD-3

FINANCIAL HIGHLIGHTS



The financial highlights table is intended to help you understand the financial performance of the funds for the past 5 years, or, if shorter, the period of the fund's operations. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with each fund's financial statements, are included in the Annual Report, which is available upon request.


                            INCOME FROM INVESTMENT OPERATIONS LESS DIVIDENDS FROM:
                                                                                                                    RATIO
                                          NET                                                               RATIO   OF NET
                    NET                 REALIZED                                                              OF    INVESTMENT
                   ASSET                  AND                                                 NET           EXPENSES INCOME
                   VALUE      NET       UNREALIZED                         NET               ASSET            TO      TO
                  BEGINNING INVESTMENT    GAIN     TOTAL FROM   NET      REALIZED            VALUE          AVERAGE AVERAGE
                    OF       INCOME     (LOSS) ON  INVESTMENT INVESTMENT GAIN ON     TOTAL  END OF  TOTAL    NET     NET
  PERIOD ENDED    PERIOD    (LOSS)(2)   INVESTMENTS OPERATIONS  INCOME   INVESTMENTS DIVIDENDS PERIOD RETURN(1) ASSETS ASSETS
--------------------------------------
Lincoln National Aggressive Growth Fund, Inc.
12/31/00          $19.038     (0.083)     (0.279)    (0.362)     --        (1.032)   (1.032) $17.644  (2.69%)   0.78%  (0.41%)
12/31/99          $13.367     (0.060)      5.732      5.672     (0.001)     --       (0.001) $19.038  42.43%   0.87%  (0.48%)
12/31/98          $16.385      0.001      (0.810)    (0.809)    (0.023)    (2.186)   (2.209) $13.367  (6.20%)   0.81%   0.01%
12/31/97          $13.980      0.023       3.055      3.078      --        (0.673)   (0.673) $16.385  23.09%   0.81%   0.16%
12/31/96          $12.183      0.004       1.989      1.993     (0.004)    (0.192)   (0.196) $13.980  17.02%   0.82%   0.03%
Lincoln National Bond Fund, Inc.
12/31/00          $11.436      0.787       0.426      1.213     (0.758)     --       (0.758) $11.891  10.88%   0.55%   6.55%
12/31/99          $12.689      0.772      (1.180)    (0.408)    (0.845)     --       (0.845) $11.436  (3.27%)   0.53%   6.02%
12/31/98          $12.861      0.662       0.494      1.156     (1.328)     --       (1.328) $12.689   9.56%   0.52%   5.90%
12/31/97          $11.766      0.785       0.310      1.095      --         --        --    $12.861   9.30%   0.53%   6.45%
12/31/96          $12.247      0.767      (0.481)     0.286     (0.767)     --       (0.767) $11.766   2.31%   0.51%   6.56%
Lincoln National Capital Appreciation Fund, Inc.
12/31/00          $31.466     (0.047)     (4.694)    (4.741)    (1.380)     --       (1.380) $25.345 (15.85%)   0.76%  (0.15%)
12/31/99          $21.772      0.007       9.839      9.846      --        (0.152)   (0.152) $31.466  45.46%   0.78%   0.03%
12/31/98          $17.530     (0.003)      6.127      6.124     (0.050)    (1.832)   (1.882) $21.772  37.96%   0.83%  (0.01%)
12/31/97          $14.504      0.050       3.510      3.560      --        (0.534)   (0.534) $17.530  25.29%   0.89%   0.35%
12/31/96          $12.916      0.135       2.051      2.186     (0.135)    (0.463)   (0.598) $14.504  18.02%   0.93%   0.99%
Lincoln National Equity-Income Fund, Inc.
12/31/00          $22.047      0.164       1.583      1.747     (0.125)    (6.226)   (6.351) $17.443  10.62%   0.79%   0.89%
12/31/99          $21.715      0.189       1.204      1.393     (0.171)    (0.890)   (1.061) $22.047   6.27%   0.79%   0.86%
12/31/98          $20.118      0.282       2.204      2.486     (0.460)    (0.429)   (0.889) $21.715  12.73%   0.79%   1.40%
12/31/97          $15.780      0.229       4.511      4.740      --        (0.402)   (0.402) $20.118  30.67%   1.02%   1.46%
12/31/96          $13.507      0.288       2.451      2.739     (0.288)    (0.178)   (0.466) $15.780  19.81%   1.08%   1.99%
Lincoln National Global Asset Allocation Fund, Inc.
12/31/00          $16.793      0.393      (1.259)    (0.866)     --        (1.145)   (1.145) $14.782  (5.44%)   0.94%   2.51%
12/31/99          $15.759      0.323       1.409      1.732     (0.266)    (0.432)   (0.698) $16.793  11.36%   0.91%   2.05%
12/31/98          $15.628      0.357       1.585      1.942     (0.589)    (1.222)   (1.811) $15.759  13.50%   0.91%   2.36%
12/31/97          $14.226      0.383       2.205      2.588      --        (1.186)   (1.186) $15.628  19.47%   0.89%   2.77%
12/31/96          $13.391      0.392       1.522      1.914     (0.392)    (0.687)   (1.079) $14.226  15.04%   1.00%   2.93%
Lincoln National Growth and Income Fund, Inc.
12/31/00          $51.710      0.482      (5.129)    (4.647)    (0.492)    (3.322)   (3.814) $43.249  (9.63%)   0.36%   1.00%
12/31/99          $46.288      0.509       7.356      7.865     (0.497)    (1.946)   (2.443) $51.710  17.55%   0.36%   1.05%
12/31/98          $41.949      0.607       7.371      7.978     (1.164)    (2.475)   (3.639) $46.288  20.33%   0.35%   1.44%
12/31/97          $33.110      0.649       9.331      9.980      --        (1.141)   (1.141) $41.949  30.93%   0.35%   1.79%
12/31/96          $29.756      0.683       4.943      5.626     (0.683)    (1.589)   (2.272) $33.110  18.76%   0.36%   2.23%
Lincoln National International Fund, Inc.
12/31/00          $14.374      0.287      (0.284)     0.003     (0.272)    (0.336)   (0.608) $13.769   0.13%   0.96%   2.13%
12/31/99          $15.982      0.294       2.182      2.476     (0.529)    (3.555)   (4.084) $14.374  17.75%   0.92%   2.05%
12/31/98          $14.673      0.253       1.838      2.091     (0.189)    (0.593)   (0.782) $15.982  14.65%   0.93%   1.63%
12/31/97          $14.556      0.066       0.771      0.837      --        (0.720)   (0.720) $14.673   6.00%   0.93%   0.44%
12/31/96          $13.398      0.071       1.244      1.315     (0.071)    (0.086)   (0.157) $14.556   9.52%   1.19%   0.51%
Lincoln National Managed Fund, Inc.
12/31/00          $18.910      0.628      (0.865)    (0.237)    (0.660)    (1.095)   (1.755) $16.918  (1.39%)   0.44%   3.46%
12/31/99          $18.971      0.622       0.767      1.389     (0.552)    (0.898)   (1.450) $18.910   7.75%   0.42%   3.25%
12/31/98          $19.304      0.599       1.632      2.231     (1.162)    (1.402)   (2.564) $18.971  12.72%   0.42%   3.31%
12/31/97          $16.266      0.661       2.811      3.472      --        (0.434)   (0.434) $19.304  21.82%   0.42%   3.77%
12/31/96          $15.895      0.628       1.291      1.919     (0.628)    (0.920)   (1.548) $16.266  12.05%   0.43%   4.05%


                            NET ASSETS
                   PORTFOLIO AT END OF
                   TURNOVER   PERIOD
  PERIOD ENDED      RATE     (000'S)
Lincoln National
12/31/00               106% $  591,414
12/31/99               209% $  448,193
12/31/98               102% $  335,366
12/31/97               105% $  342,763
12/31/96                78% $  242,609
Lincoln National
12/31/00               167% $  337,187
12/31/99                39% $  330,923
12/31/98                51% $  363,808
12/31/97                56% $  280,383
12/31/96               142% $  253,328
Lincoln National
12/31/00                62% $1,689,681
12/31/99                60% $1,913,076
12/31/98                78% $  770,736
12/31/97               137% $  451,036
12/31/96                93% $  267,242
Lincoln National
12/31/00               143% $  866,074
12/31/99               191% $  990,758
12/31/98                29% $  991,977
12/31/97                18% $  811,070
12/31/96                22% $  457,153
Lincoln National
12/31/00               154% $  389,004
12/31/99               134% $  490,804
12/31/98               134% $  490,154
12/31/97               178% $  438,090
12/31/96               167% $  316,051
Lincoln National
12/31/00                65% $3,612,222
12/31/99                16% $4,709,687
12/31/98                34% $4,263,557
12/31/97                32% $3,540,862
12/31/96                47% $2,465,224
Lincoln National
12/31/00                 7% $  403,589
12/31/99                12% $  526,317
12/31/98               123% $  501,654
12/31/97                78% $  466,229
12/31/96                69% $  440,375
Lincoln National
12/31/00               110% $  759,875
12/31/99                45% $  927,572
12/31/98                57% $  965,486
12/31/97                53% $  850,646
12/31/96               109% $  675,740


GPD-4

                            INCOME FROM INVESTMENT OPERATIONS LESS DIVIDENDS FROM:
                                                                                                                    RATIO
                                          NET                                                               RATIO   OF NET
                    NET                 REALIZED                                                              OF    INVESTMENT
                   ASSET                  AND                                                 NET           EXPENSES INCOME
                   VALUE      NET       UNREALIZED                         NET               ASSET            TO      TO
                  BEGINNING INVESTMENT    GAIN     TOTAL FROM   NET      REALIZED            VALUE          AVERAGE AVERAGE
                    OF       INCOME     (LOSS) ON  INVESTMENT INVESTMENT GAIN ON     TOTAL  END OF  TOTAL    NET     NET
  PERIOD ENDED    PERIOD    (LOSS)(2)   INVESTMENTS OPERATIONS  INCOME   INVESTMENTS DIVIDENDS PERIOD RETURN(1) ASSETS ASSETS
--------------------------------------
Lincoln National Money Market Fund, Inc.
12/31/00          $10.000      0.590         N/A      0.590     (0.590)       N/A    (0.590) $10.000   6.07%   0.58%   5.91%
12/31/99          $10.000      0.468         N/A      0.468     (0.468)       N/A    (0.468) $10.000   4.70%   0.59%   4.68%
12/31/98          $10.000      0.497         N/A      0.497     (0.497)       N/A    (0.497) $10.000   5.10%   0.58%   4.97%
12/31/97          $10.000      0.501         N/A      0.501     (0.501)       N/A    (0.501) $10.000   5.13%   0.59%   5.01%
12/31/96          $10.000      0.505         N/A      0.505     (0.505)       N/A    (0.505) $10.000   5.07%   0.57%   5.07%
Lincoln National Social Awareness Fund, Inc.
12/31/00          $44.292      0.267      (3.549)    (3.282)    (0.282)    (3.520)   (3.802) $37.208  (8.32%)   0.38%   0.64%
12/31/99          $40.283      0.319       5.649      5.968     (0.296)    (1.663)   (1.959) $42.292  15.44%   0.38%   0.79%
12/31/98          $35.657      0.367       6.414      6.781     (0.672)    (1.483)   (2.155) $40.283  19.89%   0.38%   1.10%
12/31/97          $27.316      0.364       9.447      9.811      --        (1.470)   (1.470) $35.657  37.53%   0.41%   1.37%
12/31/96          $22.590      0.389       5.748      6.137     (0.389)    (1.022)   (1.411) $27.316  28.94%   0.46%   1.58%
Lincoln National Special Opportunities Fund, Inc.
12/31/00          $28.225      0.536       3.153      3.689     (0.494)    (5.574)   (6.068) $25.846  16.03%   0.49%   2.15%
12/31/99          $33.416      0.482      (1.779)    (1.297)    (0.373)    (3.521)   (3.894) $28.225  (4.45%)   0.44%   1.46%
12/31/98          $35.056      0.470       1.795      2.265     (0.862)    (3.043)   (3.905) $33.416   6.79%   0.42%   1.44%
12/31/97          $29.423      0.477       7.293      7.770      --        (2.137)   (2.137) $35.056  28.15%   0.42%   1.57%
2/31/96           $27.383      0.548       3.867      4.415     (0.548)    (1.827)   (2.375) $29.423  16.51%   0.44%   2.00%


                            NET ASSETS
                   PORTFOLIO AT END OF
                   TURNOVER   PERIOD
  PERIOD ENDED      RATE     (000'S)
Lincoln National
12/31/00               N/A  $  253,097
12/31/99               N/A  $  234,676
12/31/98               N/A  $  137,062
12/31/97               N/A  $   89,227
12/31/96               N/A  $   90,358
Lincoln National
12/31/00                76% $1,510,276
12/31/99                24% $1,946,179
12/31/98                38% $1,868,231
12/31/97                35% $1,255,494
12/31/96                46% $  636,595
Lincoln National
12/31/00                75% $  536,287
12/31/99                96% $  665,652
12/31/98                76% $  917,796
12/31/97                74% $  872,822
2/31/96                 88% $  648,592



(1) Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission.



(2) Per share information for the years ended December 31, 2000, 1999, and 1998 were based on the average shares outstanding method for Capital Appreciation, Equity-Income, Global Asset Allocation, International, and Social Awareness. Per share information for the year ended December 31, 2000 was based on the average shares outstanding method for Growth and Income, Managed and Special Opportunities.



GENERAL INFORMATION


You should direct any inquiry to Lincoln National Life Insurance Co., at P.O. Box 2340, Fort Wayne, Indiana 46801, or, call 1-800-4LINCOLN (454-6265).

Each fund will issue:

- unaudited semiannual reports showing current investments and other information; and

- annual financial statements audited by the fund's independent auditors.

These Prospectuses do not contain all the information included in the Registration Statements that the funds have filed with the SEC. You may examine the Registration Statements, including exhibits, at the SEC in Washington, D.C. Statements made in the Prospectuses about any variable annuity contract, variable life insurance contract, or other document referred to in a contract, are not necessarily complete. In each instance, we refer you to the copy of that CONTRACT or other document filed as an exhibit to the related Registration Statement. We qualify each statement in all respects by that reference.

The use of a fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in a fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action were taken. The Board of Directors of each fund will monitor for any material conflicts and determine what action, if any, the fund or a variable account should take.


A conflict could arise that requires a variable account to redeem a substantial amount of assets from any of the funds. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in that fund. Also, that fund could determine that it has become so large that its size materially impairs investment performance. The fund would then examine its options.

                                                                           GPD-5

THIS PAGE WAS INTENTIONALLY LEFT BLANK.

GPD-6

You can find additional information in each fund's Statement of Additional Information (SAI), which is on file with the SEC. Each fund incorporates its SAI, dated May 1, 2001, into its Prospectus. Each fund will provide a free copy of its SAI on request.



You can find still further information about each fund's investments in the fund's Annual and Semi-Annual reports to shareholders. The Annual Report discusses the market conditions and investment strategies that significantly affected that fund's performance (except the Money Market Fund) during its last fiscal year. Each fund will provide a free copy of its Annual and Semi-Annual Report on request.


For an SAI or Report, either write Lincoln National Life Insurance Co.,
P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). Also call this number to request other information about a fund, or to make inquiries.


You can review and copy information about the funds (including the SAIs) at the SEC's Public Reference Room in Washington, D.C. You can get information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. You can also get reports and other information about the funds on the SEC's Internet site at http:// www.sec.gov. You can get copies of this information by writing the SEC Public Reference Section, Washington, D.C. 20549-0102, and paying a duplicating fee.


Fund Investment Company Act File Numbers:

LINCOLN NATIONAL AGGRESSIVE GROWTH FUND, INC.:            33-70742;   811-8090
LINCOLN NATIONAL BOND FUND, INC.:                          2-80746;   811-3210
LINCOLN NATIONAL CAPITAL APPRECIATION FUND, INC.:         33-70272;   811-8074
LINCOLN NATIONAL EQUITY-INCOME FUND, INC.:                33-71158;   811-8126
LINCOLN NATIONAL GLOBAL ASSET ALLOCATION FUND, INC.:      33-13530;   811-5115
LINCOLN NATIONAL GROWTH AND INCOME FUND, INC.:             2-80741;   811-3211
LINCOLN NATIONAL INTERNATIONAL FUND, INC.:                33-38335;   811-6233
LINCOLN NATIONAL MANAGED FUND, INC.:                       2-82276;   811-3683
LINCOLN NATIONAL MONEY MARKET FUND, INC.:                  2-80743;   811-3212
LINCOLN NATIONAL SOCIAL AWARENESS FUND, INC.:             33-19896;   811-5464
LINCOLN NATIONAL SPECIAL OPPORTUNITIES FUND, INC.:         2-80731;   811-3291

                                                                           GPD-7

LINCOLN NATIONAL MONEY MARKET FUND, INC.


The Statement of Additional Information (SAI) provides more information about the fund. The fund's audited financial statements and the report of Ernst & Young, LLP, Independent Auditors, are incorporated by reference to the fund's 2000 Annual Report. This SAI should be read in conjunction with the prospectus of the Money Market Fund dated May 1, 2001. You may obtain a copy of the fund's Annual Report or Prospectus on request and without charge. Please write Lincoln National Life Insurance Co, P.O. Box 2340, Fort Wayne, Indiana 46801 or call 1-800-4LINCOLN (454-6265).


The fund's SAI is not a prospectus.

CONTENTS


SUBJECT                                     PAGE
-------------------------------------------------
Description of the Fund                     MMF-2
Additional Investment Strategies and Risks  MMF-2

Strategic Portfolio Transactions            MMF-2
Investment Restrictions                     MMF-3
Portfolio Transactions and Brokerage        MMF-4
General SAI Disclosure -- Important
Additional Information



May 1, 2001


                                                                           MMF-1

DESCRIPTION OF THE FUND



The Lincoln National Money Market Fund (fund) was incorporated in Maryland in 1981. It is an open-end diversified management investment company whose investment objective is maximum current income consistent with the preservation of capital. The fund's investment objective and policies are fundamental and cannot be changed without the affirmative vote of a majority of the outstanding voting securities of the fund. See Investment Restrictions. There can be no assurance that the objective of the fund will be achieved. References to adviser in this SAI are to Delaware Lincoln Investment Advisers (DLIA).



ADDITIONAL INVESTMENT STRATEGIES AND RISKS



The Prospectus discusses the fund's principal investment strategies used to pursue the fund's investment objective and the risks of those strategies. The following discussion describes other investment strategies that the fund may use as market conditions warrant, and notes the risks associated with these other investment strategies.


PERMITTED INVESTMENTS


The following is a description of the instruments in which the fund intends to invest. See Bond Ratings and Commercial Paper Ratings (top four credit rating categories for bonds and top two credit rating categories for commercial paper) in the General SAI Disclosure for the 11 funds for a description of ratings by Moody's and Standard & Poor's Corp.


U.S. GOVERNMENT OBLIGATIONS are securities issued or guaranteed as to principal and interest by the U.S. Government, and include a variety of Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes have maturities of two to ten years and Treasury bonds generally have a maturity of greater than ten years.

Various agencies of the U.S. Government issue obligations. These securities are described more fully in the General SAI Disclosure for the 11 funds.

CERTIFICATES OF DEPOSIT are certificates issued against funds deposited in a bank or financial institution, are for a definite period of time, earn a specified rate of return, and are normally negotiable.

LOAN PARTICIPATION CERTIFICATES refers to short-term, high-quality participations in selected commercial bank loans issued by creditworthy banks.

BANKERS' ACCEPTANCES are short-term credit instruments used to finance commercial transactions. Generally, a bankers' acceptance is a time draft or bill of exchange drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then accepted by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. Bankers' acceptances may be purchased in the secondary market at the going rate of discount for a specific maturity. Although maturities for bankers' acceptances can be as long as 270 days, most acceptances have maturities of six months or less.


BANK TIME DEPOSITS are funds kept on deposit with a bank for a stated period of time in an interest-bearing account. At present, bank time deposits are not considered by the adviser to be readily marketable.


COMMERCIAL PAPER refers to short-term (from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

CORPORATE OBLIGATIONS include bonds, debentures, notes and other evidences of indebtedness, secured or unsecured, issued by corporations in order to finance credit needs.

FOREIGN INVESTMENTS


Investments in securities issued by foreign issuers involve certain risks which are not associated with investment in U.S. securities. The fund has the authority to invest in money market securities issued by foreign issuers. Eurodollar deposits in foreign branches of U.S. banks are similar to domestic deposits, but are not covered by FDIC insurance and may be influenced by future political and economic developments and governmental restrictions (for example, restrictions on the flow of capital between Europe and the United States). Refer to Foreign Investments in the General SAI Disclosure for the 11 funds for a discussion of the various risks inherent in foreign investing.



STRATEGIC PORTFOLIO TRANSACTIONS


The portfolio manager for the fund may, at any given time, invest a portion of the fund's assets in one or more strategic portfolio transactions which we define to include cash enhancement transactions.


For your convenience, in the General SAI Disclosure for the 11 funds, we have included a basic discussion of these special financial arrangement transactions and some of the risks associated with them. Note also that the General
SAI Disclosure for the 11 funds contains



MMF-2
definitions of the more commonly used derivative transactions, technical explanations of how these transactions will be used and the limits on their use. You should consult your financial counselor if you have specific questions.


THE MONEY MARKET FUND IS AUTHORIZED:

a) for derivative transactions [none authorized].

b) for cash enhancement transactions, to: lend portfolio securities if such loans of securities do not exceed one-third of the fund's total assets at any time, and engage in repurchase transactions. Collateral will be continually maintained at no less than 102% of the value of the loaned securities or of the repurchase price, as applicable.

LENDING OF PORTFOLIO SECURITIES


The fund may from time to time lend securities from its portfolio to brokers, dealers and financial institutions and receive collateral from the borrower, in the form of cash (which may be invested in short-term securities), U.S. Government obligations or certificates of deposit. Such collateral will be maintained at all times in an amount equal to at least 102% of the current market value of the loaned securities, and will be in the actual or constructive possession of the fund during the term of the loan. The fund will maintain the incidents of ownership of the loaned securities and will continue to be entitled to the interest or dividends payable on the loaned securities. In addition, the fund will receive interest from the short-term securities purchase with the cash received as collateral for the loan. The loans may be terminable by the fund at any time and will not be made to any affiliates of the fund or the adviser. The fund may pay reasonable finder's fees to persons unaffiliated with it in connection with the arrangement of the loans.



As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral or the loaned securities should the borrower of securities fail financially. However, loans of portfolio securities will be made only to firms deemed by the adviser to be creditworthy.


REPURCHASE AGREEMENTS


The fund may make short-term investments in repurchase agreements. See the General SAI Disclosure for the 11 funds for a description of repurchase agreements and the risks they involve.



INVESTMENT RESTRICTIONS



The fund has adopted policies and investment restrictions. The investment restrictions may not be changed without a majority vote of its outstanding shares, and are considered fundamental. Such majority is defined in the Investment Company Act of 1940, as amended (1940 Act) as the vote of the lesser of (1) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (2) more than 50% of the outstanding voting securities. For purposes of the following restrictions: (1) all percentage limitations apply immediately after the making of an investment; and (2) any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any security from the portfolio.


The fund may not:

1. Purchase common stock, preferred stock, warrants or other equity or voting securities.

2. Invest more than 5% of its total assets in the securities of any one issuer (excluding the U.S. Government, its agencies and instrumentalities) except to the extent permitted by Rule 2a-7 under the 1940 Act. [Note: Under a three-day safe harbor exception to Rule 2a-7, the fund may invest up to a total of 25% of its total assets in the securities of a single issuer for a maximum of three business days, if the highest quality standards of the Rule are satisfied and other conditions are met. This exception allows the portfolio manager to efficiently invest large inflows of cash into the fund.]

3. Invest more than 25% of its total assets in the securities of issuers in any one industry. For purposes of this restriction, gas, electric, water and telephone utilities are treated as separate industries. This restriction does not apply to obligations issued by banks (excluding foreign branches of U.S. banks and U.S. branches of foreign banks) or issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

4. Borrow money, except for temporary or emergency purposes and not exceeding 5% (taken at the lower cost or current value) of its total assets (not including the amounts borrowed).

5. Purchase or sell real estate or interests therein, although it may purchase securities of issuers which engage in real estate operations or securities which are secured by interests in real estate.

6. Make loans except that it may lend its portfolio securities if such loans are fully collateralized and such loans of securities do not exceed one-third of its total assets at any one time. See "Lending of portfolio securities." The purchase of debt securities (including loan participation certificates) and the entry into repurchase agreements are not considered the making of loans.

7.  Purchase or write put and call options.


                                                                           MMF-3

8. Underwrite the securities of other issuers, except insofar as the fund may be deemed an underwriter under the Securities Act of 1933 in disposing of portfolio securities.

9. Invest more than 10% of its total assets in securities (including repurchase agreements and non-negotiable time deposits maturing in more than seven days) which are subject to legal or contractual restrictions upon resale or are otherwise not readily marketable.

10. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of purchases of portfolio securities.

11. Make short sales of securities.

12. Purchase or sell commodities or commodity futures contracts.

13. Purchase securities of investment companies except in connection with an acquisition, merger, consolidation or reorganization.

14. Invest in companies for the purpose of, or with the effect of acquiring control.

15. Pledge its assets or assign or otherwise encumber them except to secure borrowings effected within the limitations set forth in Restriction 4.

16. Issue senior securities as defined in the 1940 Act except insofar as the fund may be deemed to have issued a senior security by borrowing money in accordance with restrictions described above.


PORTFOLIO TRANSACTIONS AND BROKERAGE



The fund's investment adviser (the adviser) places orders for all purchases and sales of portfolio securities. The adviser purchases portfolio securities for the fund either directly from the issuer or from dealers who deal in money market instruments. Although the fund does not seek profits through short-term trading, the adviser may, on behalf of the fund, dispose of any portfolio security before its maturity if it believes such disposition to be advisable. The fund's policy of investing in securities with maturities of generally less than one year results in a large number of purchases in the portfolio. However, since brokerage commissions are not normally paid on investments of the fund, this does not have a significant adverse effect on the net asset value or net income of the fund. In connection with portfolio transactions for the fund, the adviser seeks to obtain the best net price and the most favorable execution of its orders.



To the extent that the execution and price offered by more than one dealer are comparable, the adviser may, in its discretion, purchase and sell portfolio securities to and from dealers who provide the fund with research advice or other services, which services may be used for the benefit of other clients for which the adviser acts as adviser. Portfolio securities are not purchased from or sold to the adviser or any affiliated person (as defined in the 1940 Act) of the adviser. The adviser currently provides investment advice to a number of other clients. See Management of the Funds -- Investment Adviser in the General Prospectus Disclosure to the Prospectus and Investment Adviser and Sub-Adviser in the General SAI Disclosure. It will be the practice of the adviser to allocate purchase and sale transactions among the fund and others whose assets are managed in such manner as is deemed equitable. In making such allocations, major factors to be considered are investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the fund and other client accounts. Securities of the same issuer may be purchased, held, or sold at the same time by the fund or other accounts or companies for which the adviser provides investment advice (including affiliates of the adviser). On occasions when the adviser deems the purchase or sale of a security to be in the best interest of the fund, as well as the other clients of the adviser, the adviser, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the fund with those to be sold or purchased for other clients in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the adviser in the manner it considers to be equitable and consistent with its fiduciary obligations to all such clients, including the fund. In some instances, the procedures may impact the price and size of the position obtainable for the fund.



MMF-4

GENERAL SAI DISCLOSURE -- IMPORTANT ADDITIONAL INFORMATION



(Note: this is uniform information for the 11 funds. See each fund's SAI for information specific to that fund.)



THIS GENERAL SAI DISCLOSURE CONSTITUTES PART OF THE SAIS OF LINCOLN NATIONAL AGGRESSIVE GROWTH FUND, INC. (AGGRESSIVE GROWTH), LINCOLN NATIONAL BOND
FUND, INC. (BOND), LINCOLN NATIONAL CAPITAL APPRECIATION FUND, INC. (CAPITAL APPRECIATION), LINCOLN NATIONAL EQUITY-INCOME FUND, INC. (EQUITY-INCOME), LINCOLN NATIONAL GLOBAL ASSET ALLOCATION FUND, INC. (GLOBAL ASSET ALLOCATION), LINCOLN NATIONAL GROWTH AND INCOME FUND, INC. (GROWTH AND INCOME), LINCOLN NATIONAL INTERNATIONAL FUND, INC. (INTERNATIONAL), LINCOLN NATIONAL MANAGED FUND, INC. (MANAGED), LINCOLN NATIONAL MONEY MARKET FUND, INC. (MONEY MARKET), LINCOLN NATIONAL SOCIAL AWARENESS FUND, INC. (SOCIAL AWARENESS), AND LINCOLN NATIONAL SPECIAL OPPORTUNITIES FUND, INC. (SPECIAL OPPORTUNITIES). UNLESS OTHERWISE INDICATED, THE FOLLOWING INFORMATION APPLIES TO EACH FUND.



INVESTMENT ADVISER AND SUB-ADVISERS



Delaware Lincoln Investment Advisers (DLIA) is investment adviser to nine of the funds: Aggressive Growth, Bond, Capital Appreciation, Equity-Income, Growth and Income, Global Asset Allocation, International, Managed and Money Market. Vantage Investment Advisers (VIA) is investment adviser to two of the funds:
Social Awareness and Special Opportunities. DLIA and VIA are both series of Delaware Management Business Trust (DMBT), a multi-series business trust registered with the Securities and Exchange Commission as an investment adviser. DMBT's address is 2005 Market Street, Philadelphia, Pennsylvania 19103. DLIA and VIA are collectively referred to in this General SAI Disclosure as the adviser, unless otherwise indicated.



DMBT is a wholly-owned subsidiary of Lincoln National Investments, Inc., which is a wholly-owned subsidiary of Lincoln National Corporation (LNC). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides, on a national basis, insurance and financial services. DMBT is registered with the Securities and Exchange Commission (SEC) as an investment adviser and has acted as an investment adviser to mutual funds for over sixty years.



During the last three years, the adviser received the amounts, as illustrated in the table below, for investment advisory services. If total expenses of the funds (excluding taxes, interest, portfolio brokerage commissions and fees, and expenses of an extraordinary and non-recurring nature, but including the investment advisory fee) exceed 1 1/2% per annum of the average daily net assets of each fund (2% for the International Fund), the adviser will pay such excess by offsetting it against the advisory fee. If such offset is insufficient to cover the excess, any balance remaining will be paid directly by the adviser to each fund.



ADVISORY FEES PAID BY THE FUNDS



                                                            2000                1999                1998
---------------------------------------------------------------------------------------------------------------
Aggressive Growth Fund                                      $ 4,181,027         $ 2,417,737         $ 2,476,022
Bond Fund                                                     1,398,198           1,552,439           1,421,361
Capital Appreciation Fund                                    14,625,745           9,051,341           4,265,160
Equity-Income Fund                                            6,138,123           7,394,087           6,639,317
Global Asset Allocation Fund                                  3,114,714           3,493,557           3,320,142
Growth and Income Fund                                       13,042,839          13,910,486          12,112,568
International Fund                                            3,489,925           3,998,445           3,837,594
Managed Fund                                                  3,040,221           3,376,216           3,283,079
Money Market Fund                                             1,012,883             859,855             517,294
Social Awareness Fund                                         5,748,045           6,167,750           5,287,914
Special Opportunities Fund                                    2,113,992           2,868,328           3,248,791


                                                                           GSD-1

Under an Advisory Agreement with each fund, the adviser provides portfolio management and investment advice to the funds and administers its other affairs, subject to the supervision of the fund's Board of Directors. The adviser, at its expense, will provide office space to the funds and all necessary office facilities, equipment and personnel and will make its officers and employees available to the funds as appropriate. In addition, the adviser will pay all expenses incurred by it or by the funds in connection with the management of each fund's assets or the administration of its affairs, other than those assumed by the funds, as described in the General Prospectus Disclosure. Lincoln Life has paid the organizational expenses of all the funds. The rates of compensation to the adviser is set forth in the General Prospectus Disclosure to the Prospectus.



SUB-ADVISERS. As adviser, DLIA is primarily responsible for investment decisions affecting each of the funds under its management. However, DLIA has entered into sub-advisory agreements with several professional investment management firms. These firms provide some or substantially all of the investment advisory services required by a number of the funds, including day-to-day investment management of those funds' portfolios. Each sub-adviser makes investment decisions for its respective fund in accordance with that fund's investment objectives and places orders on behalf of that fund to effect those decisions. See the following table for more information about the sub-advisers and their fees:



                                                                    ANNUAL FEE RATE BASED ON
  FUND                             SUB-ADVISER                      AVERAGE DAILY NET ASSET VALUE
  -----------------------------------------------------------------------------------------------------------------------------

  Aggressive Growth                Putnam Investment Management,    .50 of 1% of the first $250 million, .45 of 1% of the
                                   LLC (Putnam)                     excess over $250 million
                                   One Post Office Square
                                   Boston, MA 02109

  Capital Appreciation             Janus Capital Corporation        .55 of 1% of the first $100 million .50 of 1% of the next
                                   (Janus)                          $400 million; and .45 of 1% of the excess over
                                   100 Fillmore Street              $500 million
                                   Denver, CO 80206

  Equity-Income                    Fidelity Management &            .48 of 1%
                                   Research Co. (FMR)
                                   82 Devonshire Street
                                   Boston, MA 02108

  Global Asset Allocation          Putnam                           The greater of (a) $40,000; or (b) .47 of 1% of the first
                                   One Post Office Square           $200 million; .42 of 1% of the next $200 million; and .40
                                   Boston, MA 02109                 of 1% of any excess over $400 million

  Growth and Income                Goldman Sachs                    .1333 of 1%
                                   Asset Management (GSAM),
                                   a division of
                                   Goldman, Sachs & Co.
                                   32 Old Slip,
                                   17th floor
                                   New York, NY 10005

  International                    Delaware International Advisers  .50 of 1% of the first $200 million; .40 of 1% of the next
                                   Ltd. (DIAL)                      $200 million; and .35 of 1% of any excess over
                                   80 Cheapside,                    $400 million
                                   London, England
                                   EC2V 6EE


GSD-2

Stilwell Financial, Inc. ("Stilwell") owns approximately 81.5% of the outstanding voting stock of Janus. Stilwell is a publicly traded holding company with principal operations in financial asset management businesses. Thomas H. Bailey, President and Chairman of the Board of Directors of Janus, owns approximately 12% of Janus's voting stock and, by agreement with Stilwell, selects at least a majority of Janus's Board, subject to the approval of Stilwell, which approval cannot be unreasonably withheld.



Upon the completion of a pending stock sale transaction between Thomas H. Bailey, President, Chief Executive Officer and Chairman of the Board of Janus Capital, and Stilwell Financial, Inc. ("Stilwell"), Stilwell will own approximately 88.7% of Janus Capital's outstanding voting stock and Mr. Bailey will own approximately 6.2%. This transaction is anticipated to close during the first quarter of 2001.



FMR Corp., organized in 1972, is the ultimate parent company of Fidelity Management & Research Co. (FMR). The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominately by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the Investment Company Act of 1940, as amended (1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.



GSAM, a separate business unit of the Investment Management Division (IMD), a division of Goldman Sachs, was established September 1, 1999. Goldman Sachs registered as an investment adviser in 1981. As of December 31, 2000, GSAM, along with other units of IMD, had assets under management of $281.7 billion.


Putnam is a majority-owned subsidiary of Marsh & McLennan Companies, a diversified firm offering insurance and reinsurance broking, consulting, and investment management services. Putnam, however, operates independently of its parent.


During the last three years sub-advisers received the following amounts for investment sub-advisory services. DLIA, not the fund, pays all sub-advisory fees owed.



SUB-ADVISORY FEES PAID BY THE ADVISER



                                                          2000                  1999                  1998
----------------------------------------------------------------------------------------------------------------
Aggressive Growth Fund                                    $2,860,413            $1,637,988            $1,450,345
Bond Fund                                                        N/A                   N/A                   N/A
Capital Appreciation Fund                                  9,638,694             5,545,764             2,840,385
Equity-Income Fund                                         4,039,518             5,268,247             5,248,803
Global Asset Allocation Fund                               1,929,604             2,296,989             2,000,284
Growth and Income Fund                                     8,282,611             9,501,504             7,502,197
International Fund                                         1,898,905             2,200,556             1,233,752
Managed Fund                                               1,017,457             1,269,452             1,116,901
Money Market Fund                                                N/A                   N/A                   N/A
Social Awareness Fund                                      3,450,006             4,013,362             2,992,902
Special Opportunities Fund                                 1,024,476             1,706,577             1,775,700


--------------------------------------------------------------------------------


SERVICE MARKS. The service mark for the funds and the name Lincoln National have been adopted by the funds with the permission of LNC, and their continued use is subject to the right of LNC to withdraw this permission in the event the adviser should not be the investment advisor of the funds.



In the Prospectus and sales literature, the name Fidelity Investments will be used with the Equity-Income Fund, Goldman Sachs with the Growth and Income Fund, Janus with the Capital Appreciation Fund and Putnam with the Aggressive Growth and Global Asset Allocation Funds. The continued use of these names is subject to the right of the respective sub-adviser to withdraw its permission in the event it ceases to be the sub-adviser to the particular fund it advises.


                                                                           GSD-3

DIRECTORS AND OFFICERS


The directors and executive officers of each fund, their business addresses, positions with fund, age and their principal occupations during the past five years are as follows:


----------------------------------------------------------------------------------------------------------
*     KELLY D. CLEVENGER                      Vice President, Lincoln National Life Insurance Co.
      Chairman of the Board,
      President and Director, age 48
      1300 S. Clinton Street
      Fort Wayne, IN 46802
----------------------------------------------------------------------------------------------------------
      JOHN B. BORSCH, JR.                     Retired, formerly Director of Northwestern University
      Director, age 67
      1776 Sherwood Road
      Des Plaines, IL 60016
----------------------------------------------------------------------------------------------------------
      NANCY L. FRISBY, CPA                    Vice President/Chief Financial Officer, Desoto Memorial
      Director, age 59                        Hospital
      127 Sinclair Street, S.W.,              Formerly Chief Financial Officer, Bascom Palmer Eye
      Port Charlotte, FL 33952                Institute, University of Miami School of Medicine
----------------------------------------------------------------------------------------------------------
*     BARBARA S. KOWALCZYK                    Senior Vice President and Director, Corporate Planning and
      Director, age 49                        Development, Lincoln National Management Corporation;
      Centre Square, West Tower               Director, Lincoln Life and Annuity Company of New York
      1500 Market St., Suite 3900             (formerly Executive Vice President, Lincoln Investment
      Philadelphia, PA 19102-2112             Management, Inc.)
----------------------------------------------------------------------------------------------------------
      KENNETH G. STELLA                       President, Indiana Hospital and Health Association
      Director, age 57
      One America Square
      Indianapolis, IN 46282
----------------------------------------------------------------------------------------------------------
      FREDERICK J. CRAWFORD                   Vice President and Treasurer, Lincoln National Corp.;
      Treasurer, age 37                       President and Market Manager Greater Cincinnati Region of
      Centre Square, West Tower               Bank One, N.A.; and First Vice President and Senior Banker,
      1500 Market St., Suite 3900             Division of First Chicago NBD.
      Philadelphia, PA 19102-2112
----------------------------------------------------------------------------------------------------------
      CYNTHIA A. ROSE                         Assistant Vice President, Lincoln National Life Insurance
      Secretary, age 46                       Co.
      1300 South Clinton Street               Secretary and Assistant Vice President (eff. 1/1/99)
      Fort Wayne, IN 46802
----------------------------------------------------------------------------------------------------------
      ERIC C. JONES                           Assistant Vice President, Finance, Director of Separate
      Assistant Vice President and Chief      Account Financial Operations, Lincoln National Life
      Accounting Officer, age 40              Insurance Co.
      1300 S. Clinton Street
      Fort Wayne, IN 46802
----------------------------------------------------------------------------------------------------------
      STEVEN M. KLUEVER                       2nd Vice President, Funds Management, Lincoln National Life
      2nd Vice President, age 38              Insurance Co.
      1300 S. Clinton Street
      Fort Wayne, IN 46802
----------------------------------------------------------------------------------------------------------



* Interested persons of the funds, as defined in the Investment Company Act of 1940 (1940 Act), as amended.


GSD-4


                                                     COMPENSATION TABLE
----------------------------------------------------------------------------------------------------------------------------
                                      AGGREGATE COMPENSATION                           TOTAL COMPENSATION FROM FUND
NAME OF PERSON,                           FROM EACH FUND*                                    AND FUND COMPLEX
POSITION
----------------------------------------------------------------------------------------------------------------------------
JOHN B. BORSCH, JR.
Director                                      $1,773                                              $19,505
----------------------------------------------------------------------------------------------------------------------------
NANCY L. FRISBY
Director                                       1,870                                              18,550
----------------------------------------------------------------------------------------------------------------------------
KENNETH G. STELLA
Director                                       1,763                                              18,550
----------------------------------------------------------------------------------------------------------------------------


* Directors fees of $350 per meeting, plus expenses to attend the meetings, are paid by each fund to each director who is not an interested person of the funds.

CODE OF ETHICS


The funds permit "Access Persons" as defined by Rule 17j-1 under the 1940 Act to engage in personal securities transactions, subject to the terms of the Code of Ethics that has been adopted by each fund's Board of Directors. Access Persons are required to follow the guidelines established by a fund's Codes of Ethics in connection with all personal securities transactions and are subject to certain prohibitions on personal trading. Each fund's adviser and sub-adviser, pursuant to Rule 17j-1 and other applicable laws and pursuant to the terms of each fund's Code of Ethics, must adopt and enforce their own Codes of Ethics appropriate to their operations. Each fund's Board of Directors is required to review and approve the Codes of Ethics for the fund's adviser and sub-adviser.



FUND EXPENSES



Expenses other than investment advisory fees specifically assumed by each fund include: compensation and expenses of Directors of the fund who are not interested persons of the fund as defined in the 1940 Act; registration, filing, printing, and other fees in connection with filings with regulatory authorities, including the costs of printing and mailing updated Prospectuses and SAIs provided to current contract owners; fees and expenses of independent auditors; the expenses of printing and mailing proxy statements and shareholder reports; custodian and transfer agent charges; brokerage commissions and securities and options transaction costs incurred by the fund; taxes and corporate fees; fees for accounting, valuation and related services; legal fees incurred in connection with the affairs of the fund (other than legal services provided by personnel of the adviser or its affiliated companies); the fees of any trade association of which the fund is a member; and expenses of shareholder and Director meetings.



DESCRIPTION OF SHARES



The authorized capital stock of each fund consists of shares of common stock, $0.01 par value. Fund shares will be owned by Lincoln Life and will be held by it in the variable accounts. As principal shareholder of each fund, Lincoln Life may be deemed to be a control person as that term is defined under the 1940 Act. However, as stated in the prospectuses for the variable accounts, Lincoln Life provides to contract owners of the variable accounts the right to direct the voting of fund shares at shareholder meetings, to the extent provided by law. Lincoln Life will vote for or against any proposition, or will abstain from voting, any fund shares attributable to a contract for which no timely voting instructions are received, and any fund shares held by Lincoln Life for its own account, in proportion to the voting instructions that it received with respect to all contracts participating in that fund. However, if the 1940 Act or any regulation under it should change, and as a result Lincoln Life determines it is permitted to vote fund shares in its own right, it may elect to do so.


All the shares of each fund are of the same class with equal rights and privileges. Each full share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote, on all matters subjected to a vote of the shareholder. All shares, full and fractional, participate proportionately in any dividends and capital gains distributions and, in the event of liquidation, in that fund's net assets remaining after satisfaction of outstanding liabilities.

When issued, each share is fully-paid and non-assessable and the shareholder has no preemptive or conversion rights. Fund shares have non-cumulative voting

                                                                           GSD-5
rights, which means that holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so. In that event the holders of the remaining shares so voting will not be able to elect any directors. Shares may be redeemed as set forth under Purchase and Redemption of Fund Shares in the General Prospectus Disclosure.


The Bylaws of the funds allow them, in proper cases, to dispense with their annual meetings of the shareholder. Generally, this may be done as long as:
(1) a majority of the Directors then in office have at some point been elected by the shareholder and, if any vacancy is filled by vote of the Board of Directors, then immediately after filling the vacancy at least two thirds of the Directors shall have been elected by the shareholder; (2) there is no change in the independent auditor of the funds; (3) there is no material change to the investment advisory and/or sub-advisory agreements and/or fundamental policies; and (4) a shareholder vote is not required with respect to a distribution agreement. In adopting this procedure for dispensing with annual meetings that are a formality, the Directors of the funds have undertaken to comply with the requirements of Section 16(c) of the 1940 Act. That Section protects contract owners by providing a procedure by which they may require management to convene a meeting of the shareholder to vote on removal of one or more Directors. The Directors also have agreed to facilitate communication among contract owners for the purpose of calling those meetings. Further information about these procedures is available from fund management.


STRATEGIC PORTFOLIO TRANSACTIONS-ADDITIONAL INFORMATION


Because of their different investment objectives and portfolio management philosophies many of the funds engage to varying degrees in strategic portfolio transactions, in order to preserve or enhance the value of their assets. These can be generally identified as either derivative transactions or cash enhancement transactions. Derivative transactions are recognized by the investment community as an acceptable way to seek to increase the fund's overall value (or, depending on the condition of the securities markets, at least to slow its decrease). Cash enhancement transactions are designed to make some extra money for the fund when it has excess cash, or to help the fund obtain some cash for temporary purposes when needed. See the Prospectus for each fund for a listing of the kinds of transactions in which each fund may engage.

1. DERIVATIVE TRANSACTIONS

    A.  Introduction

       A derivative transaction is a financial agreement the value of which is dependent upon the values of one or more underlying assets or upon the values of one or more indices of asset values. The following types are currently in fairly common use in the investment community, although not every fund will use all of them:

        1. Equity contracts: stock options and indexed options; equity swaps; stock index futures and options on futures; swaptions;

        2. Interest rate contracts: interest rate futures and options on them; forward rate agreements (FRAs); interest rate swaps and their related transactions (e.g., caps, floors, collars and corridors); and/or

        3. Currency derivative contracts: currency forward contracts; currency options; currency futures; currency swaps; cross-currency interest rate swaps.

SIMPLIFIED DEFINITIONS FOR THESE TRANSACTIONS ARE PROVIDED AT THE END OF THIS GENERAL SAI DISCLOSURE.


Although they may be structured in complex combinations, derivative transactions in which the funds engage generally fall into two broad categories: options contracts or forward contracts. The combined forms are constantly evolving. In fact, variations on the types listed previously may come into use after the date of the fund's SAIs. Therefore, where a particular fund discloses the intent of that fund to engage in any of the types listed, that fund hereby reserves the right to engage in related variations on those transactions.


The funds intend to engage in derivative transactions only defensively, unless a fund's Prospectus or SAI states otherwise. Examples of this defensive use might be: to hedge against a perceived decrease in a fund's asset value; to control transaction costs associated with market timing (e.g., by using futures on an unleveraged basis); and to lock in returns, spreads, or currency exchange rates in anticipation of future cash market transactions.

There is no discussion here of asset-backed or mortgage-backed securities, or securities such as collateralized mortgage obligations, structured notes, inverse floaters, principal-only or interest-only securities, etc. For a description of these securities see the Prospectus or SAI for the funds that are authorized to engage in this kind of trading.

GSD-6

    B.  Risk factors commonly associated with derivative transactions.

       There are certain risks associated with derivatives, and some derivatives involve more of these risks than others. We briefly describe the most common ones here; however, this is not an exhaustive list. Consult your financial counselor if you have additional questions.

       CREDIT RISK is the possibility that a counterparty to a transaction will fail to perform according to the terms and conditions of the transaction, causing the holder of the claim to suffer a loss.

       CROSS-CURRENCY SETTLEMENT RISK (or Herstatt risk) is related to the settlement of foreign exchange contracts. It arises when one of the counterparties to a contract pays out one currency prior to receiving payment of the other. Herstatt risk arises because the hours of operation of domestic interbank fund transfer systems often do not overlap due to time zone differences. In the interval between the time one counterparty has received payment in one indicated currency and the time the other counterparty(ies) receive payment in the others, those awaiting payment are exposed to credit risk and market risk.

       LEGAL RISK is the chance that a derivative transaction, which involves highly complex financial arrangements, will be unenforceable in particular jurisdictions or against a financially troubled entity; or will be subject to regulation from unanticipated sources.

       MARKET LIQUIDITY RISK is the risk that a fund will be unable to control its losses if a liquid secondary market for a financial instrument does not exist. It is often considered as the risk that a (negotiable or assignable) financial instrument cannot be sold quickly and at a price close to its fundamental value.

       MARKET RISK is the risk of a change in the price of a financial instrument, which may depend on the price of an underlying asset.

       OPERATING RISK is the potential of unexpected loss from inadequate internal controls or procedures; human error; system (including data processing system) failure; or employee dishonesty.

       SETTLEMENT RISK between two counterparties is the possibility that a counterparty to whom a firm has made a delivery of assets or money defaults before the amounts due or assets have been received; or the risk that technical difficulties interrupt delivery or settlement even if the counterparties are able to perform. In the latter case, payment is likely to be delayed but recoverable.

       SYSTEMIC RISK is the uncertainty that a disruption (at a firm, in a market segment, to a settlement system, etc.) might cause widespread difficulties at other firms, in other market segments, or in the financial system as a whole.

       SPECIAL NOTE FOR OPTIONS AND FUTURES TRANSACTIONS: Gains and losses on options and futures transactions depend on the portfolio manager's ability to correctly predict the direction of stock prices and interest rates, and other economic factors. Options and futures trading may fail as hedging techniques in cases where the price movements of the securities underlying the options and futures do not follow the price movements of the portfolio securities subject to the hedge. The loss from investing in futures transactions is potentially unlimited.

       SOME OF THESE RISKS MAY BE PRESENT IN EACH TYPE OF TRANSACTION, WHILE OTHERS MAY PERTAIN ONLY TO CERTAIN ONES. These risks are discussed here only briefly. Before you invest in a particular fund, please consult your financial counselor if you have questions about the risks associated with that fund's use of derivatives.

    C.  Varying usage of derivative transactions

       Subject to the terms of the Prospectus and SAI for each fund, that fund's portfolio manager decides which types of derivative transactions to employ, at which times and under what circumstances. For a description of the limits, risk factors and circumstances under which derivative transactions will be used by each fund, refer to the SAI booklet.

    D.  Increased government scrutiny

       Derivative transactions are coming under increased scrutiny by Congress and industry regulators (such as the SEC and the Office of the Comptroller of the Currency), and by self-regulatory agencies (such as the NASD). Should legislation or regulatory initiatives be enacted resulting in additional restrictive requirements for derivative transactions, Lincoln Life and the funds reserve the right to make all necessary changes in the contracts and the Registration Statements for the funds, respectively, to comply with those requirements.

                                                                           GSD-7

2. CASH ENHANCEMENT TRANSACTIONS


Cash enhancement transactions also involve certain risks to the fund. They are discussed more fully in the SAI.

    A.  Lending of portfolio securities

       Any fund authorized to do so may make secured loans of its portfolio securities in order to realize additional income. The loans are limited to a maximum of a stipulated amount of the fund's total assets. As a matter of policy, securities loans are made to broker/dealers under agreements requiring that the loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to 102% of the value of the securities lent.

       The borrower pays the fund an amount equal to any dividends or interest received on securities lent. The fund retains all or a portion of the interest received on securities lent. The fund also retains all or a portion of the interest received on investment of the cash collateral, or receives a fee from the borrower.


       With respect to the loaned securities, voting rights or rights to consent pass to the borrower. However, the fund retains the right to call in the loans and have the loaned securities returned at any time with reasonable notice. This is important when issuers of the securities ask holders of those securities--including the fund--to vote or consent on matters which could materially affect the holders' investment. The fund may also call in the loaned securities in order to sell them. None of the fund's portfolio securities will be loaned to the adviser, to any sub-adviser, or to any of their respective affiliates. The fund may pay reasonable finder's fees to persons unaffiliated with it in connection with the arrangement of the loans.


    B.  Repurchase (Repo) and reverse repurchase (Reverse Repo) transactions

        1. REPOS. From time to time, the funds may enter into Repo transactions. In a typical Repo transaction, the fund involved buys U.S. Government or other money market securities from a financial institution (such as a bank, broker, or savings and loan association). At the same time, as part of the arrangement, the fund obtains an agreement from the seller to repurchase those same securities from the fund at a specified price on a fixed future date.

           The repurchase date is normally not more than seven days from the date of purchase. Repurchase agreements maturing in more than seven days will be considered illiquid and subject to the fund's restriction on illiquid securities.

        2. REVERSE REPOS. A fund may also be authorized to enter into Reverse Repo transactions. This simply means the fund is on the reverse side of a Repo transaction. That is, the fund is the Seller of some of its portfolio securities, subject to buying them back at a set price and date.

           Authorized funds will engage in Reverse Repos for temporary purposes, such as for obtaining cash to fund redemptions; or for the purpose of increasing the income of the fund by investing the cash proceeds at a higher rate than the cost of the agreement. Entering into a reverse repo transaction is considered to be the borrowing of money by the fund. Funds authorized to engage in Repos as buyers are not necessarily authorized to do Reverse Repos.


RISKS OF OPTIONS AND FINANCIAL FUTURES TRADING


This discussion relates to all funds except the International Fund and the Money Market Fund. (Note: The SAIs for Aggressive Growth, Capital Appreciation, Equity-Income and Global Asset Allocation Funds provide additional disclosures concerning the types and risks of the strategic portfolio transactions in which they may engage.)


OPTIONS TRADING



A fund may purchase or write (sell) options on financial instruments as a means of achieving additional return or hedging the value of the fund's portfolio. The fund may not purchase or write put or covered call options in an aggregate cost exceeding 30% of the value of its total assets. The fund would invest in options in standard contracts which may be quoted on NASDAQ, or on national securities exchanges. Currently options are traded on numerous securities and indices including, without limitation, the Standard and Poor's 100 Index (S&P 100), the Standard and Poor's 500 Index (S&P 500), and the NYSE Beta Index.



Put and call options are generally short-term contracts with durations of nine months or less. The investment adviser will generally write covered call options when it anticipates declines in the market value of the portfolio securities and the premiums received may offset to


GSD-8
some extent the decline in the fund's net asset value. On the other hand, writing put options may be a useful portfolio investment strategy when the fund has cash or other reserves and it intends to purchase securities but expects prices to increase.



Generally, the risk to the fund in writing options is that the investment adviser's assumption about the price trend of the underlying security may prove inaccurate. If the fund wrote a put, expecting the price of a security to increase, and it decreases, or if the fund wrote a call, expecting the price to decrease but it increased, the fund could suffer a loss if the premium received in each case did not equal the difference between the exercise price and the market price.


As with the writer of a call, a put writer generally hopes to realize premium income. The risk position of the fund as a put writer is similar to that of a covered call writer which owns the underlying securities. Like the covered call writer (who must bear the risk of the position in the underlying security), the fund as a put writer stands to incur a loss if and to the extent the price of the underlying security falls below the exercise price plus premium.

Principal factors affecting the market value of a put or call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date. In addition, there is no assurance that the fund will be able to effect a closing transaction at a favorable price. If the fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. If a substantial number of covered options written by the fund are exercised, the fund's rate of portfolio turnover could exceed historic levels. This could result in higher transaction costs, including brokerage commissions. The fund will pay brokerage commissions in connection with the writing and purchasing of options to close out previously written options. Such brokerage commissions are normally higher than those applicable to purchases and sales of portfolio securities.


FUTURES CONTRACTS AND OPTIONS THEREON



The fund may buy and sell financial futures contracts (futures contracts) and related options thereon solely for hedging purposes. The fund may sell a futures contract or purchase a put option on that futures contract to protect the value of the fund's portfolio in the event the investment adviser anticipates declining security prices. Similarly, if security prices are expected to rise, the fund may purchase a futures contract or a call option thereon.


The fund may purchase and sell financial futures contracts (futures contracts) as a hedge against fluctuations in the value of securities which are held in the fund's portfolio or which the fund intends to purchase. The fund will engage in such transactions consistent with the fund's investment objective. For certain limited purposes, the fund may also be authorized to buy futures contracts on an unleveraged basis and not as an anticipatory hedge. Currently, futures contracts are available on Treasury bills, notes, and bonds as well as interest-rate and stock market indexes.

The Bond, Growth and Income, Managed, Social Awareness, and Special Opportunities funds may only purchase futures and related options thereon for hedging purposes. The Aggressive Growth, Capital Appreciation, Equity-Income, and Global Asset Allocation funds may purchase futures and related options for both hedging and non-hedging purposes, but subject to the limits described in each fund's SAI. The funds will not purchase or sell futures contracts or related options if immediately thereafter more than 1/3 of its net assets would be hedged.


There are a number of risks associated with futures hedging. Changes in the price of a futures contract generally parallel but do not necessarily equal changes in the prices of the securities being hedged. The risk of imperfect correlation increases as the composition of the fund's securities portfolio diverges from the securities that are the subject of the futures contract. Because the change in the price of the futures contract may be more or less than the change in the prices of the underlying securities, even a correct forecast of price changes may not result in a successful hedging transaction. Another risk is that the investment adviser could be incorrect in its expectation as to the direction or extent of various market trends or the time period within which the trends are to take place.


The fund intends to purchase and sell futures contracts only on exchanges where there appears to be a market in such futures sufficiently active to accommodate the volume of its trading activity. This investment policy does not apply to the Capital Appreciation, Global Asset Allocation, and Equity-Income funds. There can be no assurance that a liquid market will always exist for any particular contract at any particular time. Accordingly, there can be no assurance that it will always be possible to close a futures position when such closing is desired and, in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been sold to hedge portfolio securities, such securities will not be sold until the offsetting futures contracts can be executed. Similarly, in the event futures have been bought to hedge anticipated securities purchases, such purchases will not be executed until the offsetting futures contracts can be sold.

                                                                           GSD-9

Successful use of futures contracts by the fund is also subject to the ability of the investment adviser to predict correctly movements in the direction of interest rates and other factors affecting markets for securities. For example, if the fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and prices of such securities increase instead, the fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet such requirements. Such sale of securities may be, but will not necessarily be, at increased prices that reflect the rising market. The fund may have to sell securities at a time when it is disadvantageous to do so. Where futures are purchased to hedge against a possible increase in the price of securities before the fund is able to invest its cash in an orderly fashion, it is possible that the market may decline instead; if the fund then concludes not to invest in securities at that time because of concern as to possible further market decline or for other reasons, the fund will realize a loss on the futures contract that is not offset by a reduction in the price of the securities purchased.



The selling of futures contracts by the fund and use of related transactions in options on futures contracts are subject to position limits, which are affected by the activities of the investment adviser.


The hours of trading of futures contracts may not conform to the hours during which the fund may trade securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.


The fund's successful use of futures contracts and options thereon depends upon the ability of its investment adviser to predict movements in the securities markets and other factors affecting markets for securities and upon the degree of correlation between the prices of the futures contracts and the prices of the securities being hedged. As a result, even a correct forecast of price changes may not result in a successful hedging transaction. Although futures contracts and options thereon may limit the fund's exposure to loss, they may also limit the fund's potential for capital gains. For example, if the fund has hedged against the possibility of decrease in prices which would adversely affect the price of securities in its portfolio and prices of such securities increase instead, the fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. Although the fund will enter into futures contracts only where there appears to be a liquid market, there can be no assurance that such liquidity will always exist.



LENDING OF PORTFOLIO SECURITIES



The funds may from time to time lend securities from their portfolios to brokers, dealers and financial institutions and receive collateral from the borrower, in the form of cash (which may be invested in short-term securities), U.S. Government obligations or certificates of deposit. Such collateral will be maintained at all times in an amount equal to at least 102% of the current market value of the loaned securities, and will be in the actual or constructive possession of the particular fund during the term of the loan. The fund will maintain the incidents of ownership of the loaned securities and will continue to be entitled to the interest or dividends payable on the loaned securities. In addition, the fund will receive interest on the amount of the loan. The loans will be terminable by the fund at any time and will not be made to any affiliates of the fund or the adviser. The fund may pay reasonable finder's fees to persons unaffiliated with it in connection with the arrangement of the loans.



As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral or the loaned securities should the borrower of securities fail financially. However, loans of portfolio securities will be made to firms deemed by the adviser to be creditworthy.



RISKS OF REPURCHASE AND REVERSE REPURCHASE AGREEMENTS


The funds may make short-term investments in repurchase agreements. The difference between the purchase price to the fund and the resale price to the seller represents the interest earned by the fund which is unrelated to the coupon rate or maturity of the purchased security. If the seller defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement declines, or the fund may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the fund may be delayed or limited and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceedings. The Board of Directors of the funds or its delegate will evaluate the creditworthiness of all entities, including banks and broker-dealers, with which they propose to enter into repurchase agreements. These transactions will be fully collateralized; and the collateral for each

GSD-10
transaction will be in the actual or constructive possession of the particular fund during the terms of the transaction, as provided in the agreement.


Similarly, the fund will enter into reverse repurchase agreements only with parties that the adviser or sub-advisor deems creditworthy. While a reverse repurchase agreement is outstanding, the funds will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement.



FOREIGN INVESTMENTS


There are certain risks involved in investing in foreign securities, including those resulting from fluctuations in currency exchange rates; devaluation of currencies; political or economic developments including the possible imposition of currency exchange blockages, bars preventing the removal of assets, or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; and the fact that foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. With respect to certain foreign countries, there is also the possibility of expropriation, nationalization, confiscatory taxation, and limitations on the use or removal of cash or other assets of a fund, including the withholding of interest payments or dividends. These risks may be particularly great in so-called developing or undeveloped countries, sometimes referred to as Emerging Markets.


In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of the NYSE. Accordingly, a fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. The funds will incur costs in converting foreign currencies into U.S. dollars. Custody charges are generally higher for foreign securities. In buying and selling securities on foreign exchanges, a fund normally pays fixed commissions that are generally higher than the negotiated commissions charged in the U.S. In addition, there is generally less governmental supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the U.S. There may be difficulty in enforcing legal rights outside the U.S. For example, in the event of default on any foreign debt obligations, it may be more difficult or impossible for the fund to obtain or to enforce a judgment against the issuers of these securities. The adviser or sub-adviser will take all these factors into consideration in managing a fund's foreign investments.


The share price of a fund that invests in foreign securities will reflect the movements of both the prices of the portfolio securities and the currencies in which those securities are denominated. Depending on the extent of a fund's investments abroad, changes in a fund's share price may have a low correlation with movements in the U.S. markets. Because most of the foreign securities in which the fund invests will be denominated in foreign currencies, or otherwise will have values that depend on the performance of foreign currencies relative to the U.S. dollar, the relative strength of the U.S. dollar may be an important factor in the performance of the fund.


FOREIGN CURRENCIES



When an adviser or sub-adviser believes that a currency in which a portfolio security or securities is denominated or exposed may suffer a decline against the U.S. dollar, it may hedge that risk by entering into a forward contract to sell an amount of foreign currency approximating the value of some or all of the portfolio securities denominated in or exposed to that foreign currency.


Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and a fund may hold various foreign currencies, the value of the net assets of that fund as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. Some foreign currency values may be volatile, and there is the possibility of government controls on currency exchange or governmental intervention in currency markets which could adversely affect the fund.


Investors should be aware that exchange rate movements can be significant and can endure for long periods of time. In order to protect against uncertainty in the level of future foreign currency exchange rates, a fund's adviser or sub-adviser may attempt to manage exchange rate risk through active currency management, including the use of certain foreign currency hedging transactions.



For example, it may hedge some or all of its investments denominated in a foreign currency against a decline in the value of that currency relative to the U.S. dollar by entering into contracts to exchange that currency for U.S. dollars (not exceeding the value of the fund's assets denominated in or exposed to that currency), or by participating in options or futures contracts with respect to that currency. If the adviser or sub-adviser believes that a particular currency may


                                                                          GSD-11
decline relative to the U.S. dollar, the fund may also enter into contracts to sell that currency (up to the value of the fund's assets denominated in or exposed to that currency) in exchange for another currency that the adviser or sub-adviser expects to remain stable or to appreciate relative to the U.S. dollar. This technique is known as currency cross-hedging. Refer to the Prospectus for each fund to determine which funds may engage in these transactions.



These strategies are intended to minimize the effect of currency appreciation as well as depreciation, but do not protect against a decline in the underlying value of the hedged security. In addition, these strategies may reduce or eliminate the opportunity to profit from increases in the value of the original currency and may adversely impact the fund's performance if the adviser or sub-adviser's projection of future exchange rates is inaccurate. See Strategic Portfolio Transactions -- Additional Information.



VALUATION OF PORTFOLIO SECURITIES



SHORT-TERM INVESTMENTS. For funds (other than the Money Market Fund) that own short-term investments which mature in less than 60 days, these instruments are valued at amortized cost. Such securities acquired with a remaining maturity of 61 days or more are valued at their fair value until the sixty-first day prior to maturity; thereafter, their cost for valuation purposes is deemed to be their fair value on such sixty-first day.



OPTIONS TRADING. For those funds engaging in options trading, fund investments underlying call options will be valued as described previously. Options are valued at the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price on the principal exchange where the option is traded, as of the close of trading on the NYSE. The fund's net asset value will be increased or decreased by the difference between the premiums received on writing options and the cost of liquidating those positions measured by the closing price of those options on the exchange where traded.



FUTURES CONTRACTS AND OPTIONS. For those funds buying and selling futures contracts and related options thereon, the futures contracts and options are valued at their daily settlement price.



FOREIGN SECURITIES. For funds investing in foreign securities, the value of a foreign portfolio security held by a fund is determined based upon its closing price or upon the mean of the closing bid and asked prices on the foreign exchange or market on which it is traded and in the currency of that market, as of the close of the appropriate exchange. As of the close of business on the NYSE, that fund's portfolio securities which are quoted in foreign currencies are converted into their U.S. dollar equivalents at the prevailing market rates, as computed by the custodian of the fund's assets.


However, trading on foreign exchanges may take place on dates or at times of day when the NYSE is not open; conversely, overseas trading may not take place on dates or at times of day when the NYSE is open. Any of these circumstances could affect the net asset value of fund shares on days when the investor has no access to the fund. There are more detailed explanations of these circumstances in the SAI for the various funds. See the General Prospectus Disclosure for the funds for information about how to obtain a copy of the SAI booklet for the 11 funds.

CUSTODIAN

All securities, cash and other similar assets of the Bond, Growth and Income, Managed, Money Market, Social Awareness and Special Opportunities funds are currently held in custody by The Chase Manhattan Bank, N.A., 4 Chase MetroTech Center, Brooklyn, NY 11245. Chase Manhattan agreed to act as custodian for each fund pursuant to a Custodian Agreement dated March 30, 1998.

All securities, cash and other similar assets of the Aggressive Growth, Capital Appreciation, Equity-Income, Global Asset Allocation and International Funds are held in custody by State Street Bank and Trust Co., 225 Franklin Street, Boston, Massachusetts 02110. State Street agreed to act as custodian for these funds pursuant to Custodian Contracts effective July 21, 1987 for the Global Asset Allocation fund, April 29, 1991 for the International fund, and December 6, 1993 for the other three funds.

Under these Agreements, the respective custodians shall (1) receive and disburse money; (2) receive and hold securities; (3) transfer, exchange, or deliver securities; (4) present for payment coupons and other income items, collect interest and cash dividends received, hold stock dividends, etc.; (5) cause escrow and deposit receipts to be executed; (6) register securities; and
(7) deliver to the funds proxies, proxy statements, etc.


It is anticipated that by the end of 3rd quarter 2001, the custodian for each of these funds will be changed to Mellon Bank, 1735 Market Street, Suite 1735, Philadelphia, Pennsylvania 19103. This change is not expected to result in any material variation in the custodial services currently provided to these funds.



Lincoln Life performs the dividend and transfer functions for each fund.


GSD-12

INDEPENDENT AUDITORS



Each fund's Board of Directors has engaged Ernst & Young LLP, Two Commerce Square, Suite 4000, 2001 Market Street, Philadelphia, PA 19103, to be the independent auditors for the fund. In addition to the audit of the 2000 financial statements of the funds, other services provided include review and consultation connected with filings of annual reports and registration statements with the Securities and Exchange Commission (SEC); consultation on financial accounting and reporting matters; and meetings with the Audit Committee.



FINANCIAL STATEMENTS



The audited financial statements and the reports of Ernst & Young LLP, Independent Auditors, for the funds are incorporated by reference to each fund's 2000 Annual Report. We will provide a copy of each fund's Annual Report on request and without charge. Either write Lincoln National Life Insurance Co., P.O. Box 2340, Fort Wayne, Indiana 46801 or call: 1-800-4LINCOLN (452-6265).



BOND AND COMMERCIAL PAPER RATINGS


Certain of the funds' investment policies and restrictions include references to bond and commercial paper ratings. The following is a discussion of the rating categories of Moody's Investors Service, Inc. and Standard & Poor's Corp.

MOODY'S INVESTORS SERVICE, INC.

Aaa -- Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

STANDARD & POOR'S CORP.

AAA -- This is the highest rating assigned by Standard & Poor's Corp. to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA -- Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas these bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for bonds in the A category and higher.

                                                                          GSD-13

BB-B-CCC-CC -- Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

MOODY'S INVESTORS SERVICE, INC.

Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Prime 1 -- Highest Quality;
Prime 2 -- Higher Quality;
Prime 3 -- High Quality.

(The funds will not invest in commercial paper rated Prime 3).

STANDARD & POOR'S CORP.

A Standard & Poor's Corp. commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The fund will invest in commercial paper rated in the A Categories, as follows:

A -- Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2, and 3 to indicate the relative degree of safety. (The funds will not invest in commercial paper rated A-3).

A -- 1 this designation indicates that the degree of safety regarding timely payment is very strong.

A -- 2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not overwhelming as for issues designated A-1.


U.S. GOVERNMENT OBLIGATIONS


Securities issued or guaranteed as to principal and interest by the U.S. Government include a variety of Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes have maturities of two to ten years and Treasury bonds generally have a maturity of greater than ten years.

Various agencies of the U.S. Government issue obligations. Some of these securities are supported by the full faith and credit of the U.S. Treasury (for example those issued by Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration and The Tennessee Valley Authority).

Obligations of instrumentalities of the U.S. Government are supported by the right of the issuer to borrow from the Treasury (for example, those issued by Federal Farm Credit Banks, Federal Home Loan Bank, Federal Home Loan Mortgage Corp., Federal Intermediate Credit Banks, Federal Land Bank and the U.S. Postal Service). Obligations supported by the credit of the instrumentality include securities issued by government-sponsored corporations whose stock is publicly held (for example, the Federal National Mortgage Association, and the Student Loan Marketing Association). There is no guarantee that the government will support these types of securities, and therefore they may involve more risk than other government obligations.

TAXES

Each fund intends to qualify and has elected to be taxed as a regulated investment company under certain provisions of the Internal Revenue Code of 1986, as amended (the Code). If a fund qualifies as a regulated investment company and complies with the provisions of the Code relieving regulated investment companies which distribute substantially all of their net income (both net ordinary income and net capital gain) from federal income tax, it will be relieved from such tax on the part of its net ordinary income and net realized capital gain which it distributes to its shareholders. To qualify for treatment as a regulated investment company, each fund must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies (subject to the authority of the Secretary of the Treasury to exclude foreign currency gains which are not directly related to the fund's principal business of investing in stock or securities or options and futures with respect to such stock or securities), or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its investing in such stocks, securities, or currencies.

The federal tax laws impose a 4% nondeductible excise tax on each regulated investment company with respect to an amount, if any, by which such company does not meet distribution requirements specified in such tax laws, unless certain exceptions apply. Each fund intends to comply with such distribution requirements or qualify under one or more exceptions, and thus does not expect to incur the 4% nondeductible excise tax.

GSD-14

Since the sole shareholder of each fund will be Lincoln Life, no discussion is stated herein as to the federal income tax consequences at the shareholder level.

The discussion of federal income tax considerations in the Prospectus, in conjunction with the foregoing, is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect as interpreted by the Courts and the Internal Revenue Service (IRS). These interpretations can be changed at any time. The above discussion covers only federal tax considerations with respect to the fund. State and local taxes vary.


DERIVATIVE TRANSACTIONS-DEFINITIONS



The SAI for each fund and this uniform General SAI Disclosure discuss the type of derivative transactions in which the funds may engage and the risks typically associated with many derivative transactions. Here are some definitions for the derivatives listed in the General SAI Disclosure:


OPTION. A contract which gives the fund the right, but not the obligation, to buy or sell specified securities at a fixed price before or at a designated future date. If the contract allows the fund to buy securities, it is a call option; if to sell, it is a put option. It is common practice in options trading to terminate an outstanding option contract by entering into an offsetting transaction known as a closing transaction; as a result of which the fund would either pay out or receive a cash settlement. This is discussed below.


CURRENCY OPTION. Discussed later.



FIXED INCOME OPTION. One based on a fixed-income security, such as a corporate or government bond.



INDEX OPTION. One based on the value of an index which measures the fluctuating value of a basket of pre-selected securities.



STOCK (EQUITY) OPTION. One based on the shares of stock of a particular company.



OPTION ON A FUTURES CONTRACT. Discussed later.


SWAP. A financial transaction in which the fund and another party agree to exchange streams of payments at periodic intervals under a predetermined set of occurrences related to the price level, performance or value of one or more underlying securities, and pegged to a reference amount known as the notional amount. A swap is normally used to change the market risk associated with a loan or bond borrowing from one interest rate base (fixed term or floating rate) or currency of one denomination to another.


EQUITY SWAP. One which allows the fund to exchange the rate of return (or some portion of the rate) on its portfolio stocks (an individual share, a basket or index) for the rate of return on another equity or non-equity investment.



INTEREST RATE SWAP. One in which the fund and another party exchange different types of interest payment streams, pegged to an underlying notional principal amount. The three main types of interest rate swaps are coupon swaps (fixed rate to floating rate in the same currency); basis swaps (one floating rate index to another floating rate index in the same currency); and cross-currency interest rate swaps (fixed rate in one currency to floating rate in another).



RELATED TRANSACTIONS TO INTEREST RATE SWAPS:


a. Cap. A contract for which the buyer pays a fee, or premium, to obtain protection against a rise in a particular interest rate above a certain level. For example, an interest rate cap may cover a specified principal amount of a loan over a designated time period, such as a calendar quarter. If the covered interest rate rises above the rate ceiling, the seller of the rate cap pays the purchaser an amount of money equal to the average rate differential times the principal amount times one-quarter.

b. Floor. A contract in which the seller agrees to pay to the purchaser, in return for the payment of a premium, the difference between current interest rates and an agreed (strike) rate times the notional amount, should interest rates fall below the agreed level (the floor). A floor contract has the effect of a string of interest rate guarantees.

c. Collar. An arrangement to simultaneously purchase a cap and sell a floor, in order to maintain interest rates within a defined range. The premium income from the sale of the floor reduces or offsets the cost of buying the cap.

d. Corridor. An agreement to buy a cap at one interest rate and sell a cap at a higher rate.

SWAPTION. An option to enter into, extend, or cancel a swap.


FUTURES CONTRACT. A contract which commits the fund to buy or sell a specified amount of a financial instrument at a fixed price on a fixed date in the future. Futures contracts are normally traded on an exchange and their terms are standardized, which makes it easier to buy and sell them.



INTEREST RATE FUTURES (AND OPTIONS ON THEM). Futures contracts pegged to U.S. and foreign fixed-income securities, debt indices and reference rates.


                                                                          GSD-15

STOCK INDEX FUTURES. Futures contracts based on an index of pre-selected stocks, with prices based on a composite of the changes to the prices of the individual securities in the index (e.g., S&P 500).



OPTION ON A FUTURES CONTRACT. An option taken on a futures position.



FORWARD CONTRACT. An over-the-counter, individually-tailored futures contract.



FORWARD RATE AGREEMENT (FRA). A contract in which the fund and another party agree on the interest rate to be paid on a notional deposit of specified maturity at a specific future time. Normally, no exchange of principal is involved; the difference between the contracted rate and the prevailing rate is settled in cash.



CURRENCY CONTRACT. A contract entered into for the purpose of reducing or eliminating an anticipated rise or drop in currency exchange rates over time.



CURRENCY FUTURES. Futures contracts on foreign currencies. Used to hedge the purchase or sale of foreign securities.



CURRENCY OPTION. An option taken on foreign currency.



CURRENCY SWAP. A swap involving the exchange of cash flows and principal in one currency for those in another, with an agreement to reverse the principal swap at a future date.



CROSS-CURRENCY INTEREST RATE SWAP. A swap involving the exchange of streams of interest rate payments (but not necessarily principal payments) in different currencies and often on different interest bases (e.g., fixed Deutsche Mark against floating dollar, but also fixed Deutsche Mark against fixed dollar).



FORWARD CURRENCY CONTRACT. A contract to lock in a currency exchange rate at a future date, to eliminate risk of currency fluctuation when the time comes to convert from one currency to another.


GSD-16

THIS PAGE WAS INTENTIONALLY LEFT BLANK.

                                                                          GSD-17

                          PART C - OTHER INFORMATION


Item 23.  Exhibits:

     (a)    - Articles of Incorporation*

     (b)    - By-Laws*

     (c)    - Certificate*

     (d) 1. - Advisory Agreement between Lincoln Investment Management, Inc. (formerly Lincoln National Investment Management Company, Inc.) and Lincoln National Money Market Fund, Inc. dated December 14, 1981.*

         2. - Assumption Agreement Investment Advisory Agreement

     (e) 1. - N/A

         2. - Specimen Agents Contract (Incorporated by reference to Post-Effective Amendment No. 17 to this Registration Statement)

     (f)    - N/A

     (g) 1. - Custody Agreement between Lincoln National Money Market Fund, Inc. and The Chase Manhattan Bank dated March 30, 1998.*

         2. - Form of Mellon Bank Custody Agreement

     (h) 1. - Fund Participation Agreement

              a. Fund Participation Agreement between Lincoln National Life
                 Insurance Company and Lincoln National Money Market Fund, Inc.


              b. Fund Participation Agreement between Lincoln Life & Annuity
                 Company of New York and Lincoln National Money Market Fund,
                 Inc.

         2. - Trade Name Agreement*

         3. - Services Agreement between Delaware Management Holdings, Inc., Delaware Service Company, Inc., Lincoln National Money Market Fund, Inc. and Lincoln National Life Insurance Company is incorporated herein by reference to the Registration Statement on Form N-1A (2-80741), Amendment No. 21 filed on April 10, 2000.


     (i)    - Opinion of Counsel*

     (j)    - Consent of Ernst & Young LLP, Independent Auditors

     (k)    - N/A

     (l)    - Investment Letter*

     (m)    - N/A


     (n)    - N/A


     (o)    - N/A

     (p)    - Code of Ethics
              1. Lincoln National Money Market Fund, Inc.

              2. Delaware Lincoln Investment Advisers (DLIA)


     (q) 1. - Power of Attorney, Kenneth G. Stella is incorporated by reference to Post-Effective Amendment No. 20 filed on April 16, 1999.


         2. - Power of Attorney, John B. Borsch, Jr. is incorporated by reference to Post-Effective Amendment No. 20 filed on April 16, 1999.


         3. - Power of Attorney, Barbara S. Kowalczyk is incorporated by reference to Post-Effective Amendment No. 20 filed on April 16, 1999.


         4. - Power of Attorney, Nancy L. Frisby is incorporated by reference to Post-Effective Amendment No. 20 filed on April 16, 1999.


         5. - Power of Attorney, Eric C. Jones is incorporated by reference to Post-Effective Amendment No. 20 filed on April 16, 1999.


         6. - Power of Attorney, Frederick J. Crawford


         7. - Power of Attorney, Kelly D. Clevenger is incorporated by reference to Post-Effective Amendment No. 20 filed on April 16, 1999.


     (r)    - Organizational Chart

     (s)    - Memorandum Concerning Books and Records


* Incorporated by reference to post-effective No. 18 to this Registration Statement

Item 24.  Persons Controlled by or Under Common Control with Registrant

     See "Management of the Funds" and "Purchase of and Redemption of Fund Shares" in the General Prospectus Disclosure forming Part A of this Registration Statement and "Investment Adviser and Sub-Advisers" in the General SAI Disclosure forming Part B of this Registration Statement. As of the date of this Post-Effective Amendment, The Lincoln National Life Insurance Company (Lincoln Life), for its Variable Annuity Accounts C, N and Q and Variable Life Accounts D, K, M, R and S and Lincoln Life & Annuity Company of New York (LNY), for its Variable Annuity Account N, are the shareholders of the Fund.


     No persons are controlled by the Registrant. A diagram of all persons under common control with the Registrant is filed as Exhibit 23(r) to this Registrant Statement.

Item 25.  Indemnification


     As permitted by Section 17(h) and (i) of the Investment Company Act of 1940 (the "1940 Act") and pursuant to Article VII of the Fund's By-Laws (Exhibit (b) to the Registration Statement), officers, directors, employees and agents of the Registrant will not be liable to the Registrant, any stockholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions. Section 2-418 of Maryland General Corporation Law permits indemnification of directors who acted in good faith and reasonably believed that the conduct was in the best interests of the Registrant.


     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.


     The Registrant will purchase an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy will also insure the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.


     Section 9 of the Investment Advisory Agreement (Exhibit (d)1 to the Registration Statement) limits the liability of DLIA to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of its respective duties or from reckless disregard by them of its respective obligations and duties under the agreements.


     The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretations of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.


Item 26.  Business and Other Connections of Investment Adviser


     Information pertaining to any business and other connections of Registrant's investment adviser, DLIA, is hereby incorporated by reference from the section captioned "Management of the Fund" in the Prospectus forming Part A of this Registration Statement, the section captioned "Investment Adviser and Sub-Adviser" in the Statement of Additional Information forming Part B of this Registration Statement, and Item 7 of Part II of Delaware Management Business Trust's (DMBT's) Form ADV filed separately with the Commission (File No. 811-32108).


     The other businesses, professions, vocations, and employment of a substantial nature, during the past two years, of the directors and officers of DLIA are hereby incorporated by reference from Schedules A and D of DMBT's Form ADV.

As of March 15, 2001; the officers and/or directors of the Investment Adviser held the following positions:






                           POSITION                 OTHER SUBSTANTIAL BUSINESS
                           INVESTMENT               PROFESSION, VOCATION OR
NAME                       ADVISER                  EMPLOYMENT; ADDRESS
-------------------------  -----------------------  ---------------------------------------------------------

Charles E. Haldeman, Jr.   President/Chief
                           Executive Officer

John C.E. Campbell         Executive Vice
                           President/Global
                           Marketing & Client
                           Services

Jude T. Driscoll           Executive Vice
                           President/Head of
                           Fixed Income

David K. Downes            Executive Vice
                           President/Chief
                           Operating Officer/
                           Chief Financial
                           Officer

Richard J. Flannery        Executive Vice
                           President/General
                           Counsel/Chief
                           Administrative
                           Officer

Michael P. Bishof          Senior Vice
                           President/Investment
                           Accounting

Lisa O. Brinkley           Senior Vice
                           President/Compliance
                           Director

Timothy G. Connors         Senior Vice
                           President/Director
                           of Research,
                           Fundamental

Robert J. DiBraccio        Senior Vice
                           President/Head Of
                           Equity Trading

J. Paul Dokas              Senior Vice
                           President/Director
                           of Research,
                           Quantitative

Susan L. Hanson            Senior Vice
                           President/Global
                           Marketing & Client
                           Services

Joseph H. Hastings         Senior Vice
                           President/Corporate
                           Controller/Treasurer

Joanne O. Hutcheson        Senior Vice
                           President/Human
                           Resources

Richelle S. Maestro        Senior Vice
                           President/Deputy
                           General Counsel/
                           Secretary

John J. O'Connor           Senior Vice
                           President/Investment
                           Accounting

David Prince               Senior Vice
                           President/Client
                           Services

See Yeng Quek              Senior Vice
                           President/Senior
                           Portfolio Manager

Paul M. Ross               Senior Vice
                           President/Global
                           Marketing & Client
                           Services

James L. Shields           Senior Vice
                           President/Chief
                           Information Officer

Gary T. Abrams             Vice President/
                           Equity Trader

Christopher S. Adams       Vice President/
                           Senior Equity Analyst

Peter C. Andersen          Vice President/
                           Senior Portfolio
                           Manager

Paul A. Aronson            Vice President

Richard E. Biester         Vice President/
                           Equity Trader

Dennis A. Blume            Vice President

Susan J. Bonnell           Vice President

Ryan K. Brist              Vice President/
                           Portfolio Manager

Steven R. Brody            Vice President

Patrick R. Chasey          Vice President

Alex P. Cigolle            Vice President/
                           Senior High Yield
                           Analyst


                           POSITION                 OTHER SUBSTANTIAL BUSINESS
                           INVESTMENT               PROFESSION, VOCATION OR
NAME                       ADVISER                  EMPLOYMENT; ADDRESS
-------------------------  -----------------------  ---------------------------------------------------------
Donald M. Cobin            Vice President/
                           Director of Research

David F. Connor            Vice President/Deputy
                           General Counsel/
                           Assistant Secretary

Richard L. Corwin          Vice President

Joseph F. DeMichele        Vice President/
                           High Grade Trader

Joel A. Ettinger           Vice President/
                           Taxation

Joseph Fiorilla            Vice President/
                           Trading Operations

Mark S. Forman             Vice President

Stuart M. George           Vice President/
                           Equity Trader

John J. Gerber             Vice President

Robert Ginsberg            Vice President/
                           Senior Equity Analyst

Luke N. Girard             Vice President

Leif D. Jensen             Vice President

Walter M. Korinke          Vice President

R. Scott Krafft            Vice President

Robert M. Lally            Vice President/
                           Portfolio Manager

Kevin S. Lee               Vice President/
                           Assistant Controller

Philip Y. Lin              Vice President/
                           Associate General
                           Counsel/Assistant
                           Secretary

R. Gordon Marsh            Vice President

David J. Miller            Vice President/
                           Assistant Treasurer

David P. O'Connor          Vice President/
                           Associate General
                           Counsel/Assistant
                           Secretary

Thomas J. O'Day            Vice President

Charlene J. Perkins-Holye  Vice President

Leona D. Perks             Vice President/
                           Compensation,
                           Benefits & Human
                           Resources Information
                           Systems

Timothy L. Powell          Vice President

Samaresh Priyadarshi       Vice President

Timothy L. Rabe            Vice President/
                           High Yield Trader

Robert E. Rachlow          Vice President

Upender V. Rao             Vice President/
                           Senior Portfolio
                           Manager

Whitney H. Reid            Vice President/
                           Client Services

Richard Salus              Vice President/
                           Assistant Controller

Richard D. Seidel          Vice President/
                           Assistant Controller/
                           Manager, Payroll

Rita A. Silvestri          Vice President/
                           Investment Accounting

Frank M. Staves            Vice President/
                           Client Services

Karen L. Surguine          Vice President

Michael T. Taggart         Vice President/
                           Facilities &
                           Administrative
                           Services

Ward W. Tatge              Vice President/
                           Senior Research
                           Analyst

Judy K. Coplen             Second Vice President

Kimberly T. Gilliam        Second Vice President

Rita A. Glass              Second Vice President

Michael H. Haney           Second Vice President


                           POSITION                 OTHER SUBSTANTIAL BUSINESS
                           INVESTMENT               PROFESSION, VOCATION OR
NAME                       ADVISER                  EMPLOYMENT; ADDRESS
-------------------------  -----------------------  ---------------------------------------------------------
Christine M. Konrath       Second Vice President

Robert F. Larkin           Second Vice President

Mark Laurent               Second Vice President

Bradford K. Martling       Second Vice President

Marybeth Montgomery        Second Vice President

Keith A. Schinnerer        Second Vice President

Dennis E. Westrick         Second Vice President/
                           Assistant Treasurer/
                           Investment Officer


Kimberly L. Aspenleider    Assistant Vice
                           President/Client
                           Services

Ryan A. Avrett             Assistant Vice
                           President

Carolyn Brown-Jordan       Assistant Vice
                           President/Investment
                           Accounting

Sherrie R. Davis           Assistant Vice
                           President

William J. Dwyer           Assistant Vice
                           President/Corporate
                           Actions

William K. Engmann         Assistant Vice
                           President/Research
                           Analyst

Abby C. Fick               Assistant Vice
                           President/Legal
                           Services

Paul T. Fitzgerald         Assistant Vice
                           President/Investment
                           Accounting

Brian Funk                 Assistant Vice
                           President/Research
                           Analyst

Brent C. Garrells          Assistant Vice
                           President/Research
                           Analyst

John P. Haydu              Assistant Vice
                           President/Corporate
                           Accounting

Frances G. Jancose         Assistant Vice
                           President

Stephen M. Juszczyszyn     Assistant Vice
                           President/Senior Fixed
                           Income Trader

Catherine Knapp            Assistant Vice
                           President/Internal
                           Audit

Mark Mastrogiovanni        Assistant Vice
                           President/Investment
                           Accounting

Charles (Tom) McClintic    Assistant Vice
                           President/High Yield
                           Trader

Kevin Miskewicz            Assistant Vice
                           President/
                           Telecommunications

Matthew Nannen             Assistant Vice
                           President/Investment
                           Accounting

Louis V. (Trey) Ott, III   Assistant Vice
                           President/Research
                           Analyst

Donald G. Padilla          Assistant Vice
                           President/Equity
                           Analyst

Michael T. Pellegrino      Assistant Vice
                           President/Assistant
                           Secretary/Senior
                           Counsel

Bradley S. Ritter          Assistant Vice
                           President

Joseph T. Rogina           Assistant Vice
                           President/Equity
                           Trader

Regina N. Rohrbacher       Assistant Vice
                           President

Jil Schoeff Lindholm       Assistant Vice
                           President

Barbara A. Short           Assistant Vice
                           President

Janet S. Steinwedel        Assistant Vice
                           President/Training &
                           Organizational
                           Development

Erik E. Zipf               Assistant Vice
                           President/Equity
                           Analyst

Terry Bearman              Assistant Secretary

Vickie L. Berkshire        Assistant Secretary

Susan Bishop               Assistant Secretary

Doris J. Green             Assistant Secretary

                           POSITION                 OTHER SUBSTANTIAL BUSINESS
                           INVESTMENT               PROFESSION, VOCATION OR
NAME                       ADVISER                  EMPLOYMENT; ADDRESS
-------------------------  -----------------------  ---------------------------------------------------------

Ellen J. Haugk             Assistant Secretary

Julie Romine               Assistant Secretary

Marilyn J. Smith           Assistant Secretary

Stephen F. Gallagher       Compliance Officer

Molly Graham               Legal Services Officer

Cindy Lindenberg           Compliance Officer

Dennis Norman              Tax Compliance Officer

William H. Speacht         Code of Ethics Officer




Item 27.  Principal Underwriters

      Not applicable.

Item 28.  Location of Accounts and Records

      See Exhibit (s)


Item 29.  Management Services

      Not applicable.

Item 30.  Undertakings

      Not applicable.

                                  SIGNATURES



Pursuant to the requirements of the Securities Act of 1993 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Wayne, and State of Indiana, on the 3rd day of April, 2001.



                                       LINCOLN NATIONAL
                                       MONEY MARKET FUND, INC.

                                       By /s/ Kelly D. Clevenger
                                         ---------------------------
                                         Kelly D. Clevenger
                                         President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                       Title                           Date
----------                      -----                           ----


/s/ Kelly D. Clevenger          Chairman of the Board,          April 3, 2001
-----------------------         President and Director
Kelly D. Clevenger              (Principal Executive
                                Officer)



*                               Director                        April 3, 2001
-----------------------
John B. Borsch, Jr.



*                               Director                        April 3, 2001
-----------------------
Barbara S. Kowalczyk



*                               Director                        April 3, 2001
-----------------------
Nancy L. Frisby



*                               Director                        April 3, 2001
-----------------------
Kenneth G. Stella



*
-----------------------         Chief Accounting Officer        April 3, 2001
Eric Jones                      (Principal Accounting Officer)



**
-----------------------         Vice President and              April 3, 2001
Frederick J. Crawford           Treasurer (Principal
                                Financial Officer)



 *By /s/ Steven M. Kluever      pursuant to Power of Attorney filed with
     ---------------------      Post-Effective Amendment No. 20 filed on
     Steven M. Kluever          April 16, 1999.



**By /s/ Steven M. Kluever      Pursuant to a Power of Attorney filed with
     ---------------------      this Registration Statement.
     Steven M. Kluever